UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23198

Nuveen Preferred and Income 2022 Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2020

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. The extreme social distancing efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and many parts of the world, and previous epidemics offer few parallels to today’s situation. The recent spike in market volatility reflects this uncertainty, and we expect that large swings in both directions are likely to continue until there is more clarity.

While we do not want to understate the dampening effect on the global economy, we also note that markets occasionally overreact. Differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and reintroduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved more than $100 billion in emergency spending and relief and is set to deliver a trillion-dollar package to further aid workers and businesses.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to do something. However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

March 24, 2020

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen Fund Advisors, LLC, the Funds’ investment adviser, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Here the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2020.

What key strategies were used to manage the Funds during this six-month reporting period ended January 31, 2020 and how did these strategies influence performance?

Nuveen Preferred & Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2020. For the six-month reporting period ended January 31, 2020, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofA U.S. All Capital Securities Index and the JPC Blended Benchmark.

JPC seeks to provide high current income and secondarily, total return, by investing at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity.

JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management (NAM)

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (aka, CoCos). The Fund seeks to benefit from strong credit fundamentals across the largest sectors within the issuer base, as well as the category’s healthy yield level. In addition, NAM will actively manage its sleeve to allocate both interest rate and credit risk consistent with its outlook for the broader financial markets, as well as to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets. During the reporting period, technical factors played a material role in both absolute and relative performance.

During the reporting period, the Blended Benchmark Index for the sleeve managed by NAM, which represents the combined preferred securities and CoCos markets, returned 6.30%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. While investment performance was positive across broad categories within our market, performance varied. For example, CoCos outperformed all other components of the market. While $1,000 par preferreds underperformed CoCos, they outperformed $25 par preferreds, which lagged all other broad categories within the investable universe.

Looking more closely at asset class level performance, the positive absolute returns were broadly due to a combination of a rally in U.S. treasury rates and credit spread compression, as defined by OAS. The Federal Reserve (Fed) cut interest rates on three occasions in 2019 in response to the global economic downshift and trade-related uncertainties in a benign inflation environment. U.S. Treasury yields declined in response to the Fed cuts, illustrated by a yield decrease of 51 basis points on the U.S. 10-year Treasury, which drove prices higher. Within the Blended Benchmark Index, OAS compressed disproportionately more for the CoCo segment of our universe. The CoCo segment’s outperformance was primarily due to United Kingdom election results and subsequent Brexit passage in late January 2020, eliminating some uncertainty surrounding Brexit and its possible carryover issues to other European countries. Meanwhile, the domestic

$1,000 par market experienced modest spread compression as a favorable supply technical bolstered that side of the market. Even before the start of this reporting period, most U.S. banks already had issued enough preferreds to meet, or even slightly exceed, their Additional Tier 1 regulatory capital requirements. As a result, NAM had expected that net new issue supply out of the U.S. bank sector would be relatively flat for the foreseeable future. In the $25 par segment of the universe, NAM witnessed a moderate amount of new issuance, which did put some pressure on valuations, thus the reason for its relative underperformance during the reporting period.

Importantly, the fundamental credit story of NAM’s largest sector, the bank sector, continued to improve during the reporting period. During 2018, and for the first time ever, the six largest U.S. banks generated aggregate profits exceeding $100 billion for a calendar year. The trend continued in 2019 where those banks posted approximately $120 billion in net income, slightly higher than that of 2018. In addition to recent record profitability, bank balance sheet metrics continued to display incredible strength. 2019 U.S. bank stress tests again validated the resiliency of U.S. bank balance sheets as the sector was subject to conditions worse than the 2008 - 2009 Great Financial Crisis itself. Like last year, this year’s stress test results were so convincing that even the sector’s toughest critic and regulator, the Fed, allowed the banks once again to increase the amount of capital returned to common shareholders via both higher dividends and additional share buybacks.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed during the reporting period. As of January 31, 2020, the Fund had an allocation of approximately 32% to CoCos, well below the 40% allocation within the Blended Benchmark Index. The average OAS for the CoCos segment of the Blended Benchmark tightened approximately 80 basis points, significantly more than the preferred securities segment of NAM’s universe, which was essentially flat. In December 2019, Boris Johnson won the United Kingdom election which paved the way for the United Kingdom to officially leave the European Union on January 31, 2020. This provided the market with some much needed clarity on Brexit. United Kingdom CoCos rallied on the news as well as their European banking counterparts, which moved in sympathy with United Kingdom banks.

Within the investable universe, $25 par preferred securities on average underperformed $1,000 par preferred securities. Given the underperformance of the $25 par preferred retail side of the market during the reporting period, NAM’s underweight to those structures was accretive to the Fund’s relative performance. As has been the case for some time, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. As previously mentioned, new issue supply within the $25 par side of the market pressured valuations, which resulted in its underperformance. Meanwhile, and also previously mentioned, the $1,000 par segment of our universe experienced minimal new issuance and this supply technical helped the segment to outperform.

With respect to managing interest rate risk, NAM’s underweight to the $25 par preferred securities was due to NAM’s desire for greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of January 31, 2020, the Fund had about 91% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

Portfolio Managers’ Comments (continued)

Fixed rate coupon structures meaningfully underperformed non-fixed rate coupon securities during the reporting period. In NAM’s opinion, underperformance of the fixed rate coupon structures was due to an ancillary effect from the underperformance of $25 par preferred securities, as a vast majority of that universe is indeed comprised of fixed rate coupon structures.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, NWQ’s preferred, high yield bond, equity and investment grade bond holdings contributed to performance, while the Fund’s preferred holdings were the top performers for the reporting period on an absolute basis. Those industries that contributed to the Fund’s performance included NWQ’s holdings in utilities, insurance and industrials, while the Fund’s banking and financials’ holdings were the largest detractors on an absolute basis.

During the reporting period, several individual holdings contributed to performance, including the L Brands Inc. The bonds moved higher during the reporting period as the continued bifurcation of performance between Victoria Secret and Bath & Body Works prompted suggestions that the business be split, after rumors that the company held preliminary discussions on strategic alternatives for the brands. This could prompt management to address the debt load depending on how the transaction, if any, will be structured. In addition, The Southern Co. mandatory convertible preferred contributed to performance. The underlying Southern Co. common stock rallied on progress in the Vogtle nuclear project and a favorable rate hike for its biggest subsidiary, Georgia Power. Lastly, Sempra Energy convertible preferred stock outperformed as the underlying Sempra common stock moved higher on better than expected earnings. Furthermore, recent developments at Sempra including the recent Cameron refinancing, South America asset sales, favorable rate case and revised liquefied natural gas (LNG) financing expectations all point to improved outlook for Sempra’s already diversified portfolio of assets.

Several holdings detracted from absolute performance, including the preferred stock of CenterPoint Energy Inc. Their preferred stock shares fell sharply after the Public Utilities Commission of Texas (PUCT) discussion of CenterPoint Energy’s outstanding Houston electric rate case indicated a lower than expected return on equity. Investors expected that there would be potential significant equity needs if the final decision is in line with what the PUCT discussed. The Fund no longer holds the preferred stock of CenterPoint Energy. Also detracting from performance was Stifel Financial Corp preferred stock. Cost pressure at Stifel has been intense as advisor count has stayed almost flat. Net interest revenue is expected to dip due to Fed rate cuts. The Fund no longer holds Stifel. Lastly, the notes of Apollo Investment Corp detracted from performance. The Apollo notes short duration detracted from performance. In addition, the issuer redeemed the notes during the reporting period.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2020. For the six-month reporting period ended January 31, 2020, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofA U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (CoCos). The Fund seeks to benefit from strong credit fundamentals across the asset class’ largest sectors, as well as the category’s healthy yield. In addition, the management team will actively allocate to both interest rate and credit risk consistent with its outlook for the broader financial markets, while seeking to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets. During the reporting period, technical factors played a material role in both absolute and relative performance.

During the reporting period, the Blended Benchmark Index, which represents the combined preferred securities and CoCos markets, returned 6.30%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. While investment performance was positive across broad categories within our market, performance varied. For example, CoCos outperformed all other components of the market. While $1,000 par preferreds underperformed CoCos, they outperformed $25 par preferreds, which lagged all other broad categories within the investable universe.

Looking more closely at asset class level performance, the positive absolute returns were broadly due to a combination of a rally in U.S. treasury rates and credit spread compression, as defined by OAS. The Federal Reserve (Fed) cut interest rates on three occasions in 2019 in response to the global economic downshift and trade-related uncertainties in a benign inflation environment. U.S. Treasury yields declined in response to the Fed cuts, illustrated by a yield decrease of 51 basis points on the U.S. 10-year Treasury, which drove prices higher. Within the Blended Benchmark Index, OAS compressed disproportionately more for the CoCo segment of our universe. The CoCo segment’s outperformance was primarily due to United Kingdom election results and subsequent Brexit passage in late January 2020, eliminating some uncertainty surrounding Brexit and its possible carryover issues to other European countries. Meanwhile, the domestic $1,000 par market experienced modest spread compression as a favorable supply technical bolstered that side of the market. Even before the start of this reporting period, most U.S. banks already had issued enough preferreds to meet, or even slightly exceed, their Additional Tier 1 regulatory capital requirements. As a result, NAM had expected that net new issue supply out of the U.S. bank sector would be relatively flat for the near future. In the $25 par segment of the

Portfolio Managers’ Comments (continued)

universe, NAM witnessed a moderate amount of new issuance, which did put some pressure on valuations, thus the reason for its relative underperformance during the reporting period.

Importantly, the fundamental credit story of NAM’s largest sector, the bank sector, continued to improve during the reporting period. During 2018, and for the first time ever, the six largest U.S. banks generated aggregate profits exceeding $100 billion for a calendar year. The trend continued in 2019 where those banks posted approximately $120 billion in net income, slightly higher than that of 2018. In addition to recent record profitability, bank balance sheet metrics continued to display incredible strength. 2019 U.S. bank stress tests again validated the resiliency of U.S. bank balance sheets as the sector was subject to conditions worse than the 2008 - 2009 Great Financial Crisis itself. Like last year, this year’s stress test results were so convincing that even the sector’s toughest critic and regulator, the Fed, allowed the banks once again to increase the amount of capital returned to common shareholders via both higher dividends and additional share buybacks.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed during the reporting period. As of January 31, 2020, the Fund had an allocation of approximately 31% to CoCos, well below the 40% allocation within the Blended Benchmark Index. The average OAS for the CoCos segment of the Blended Benchmark tightened approximately 80 basis points, significantly more than the preferred securities segment of our universe which was essentially flat. In December 2019, Boris Johnson won the United Kingdom election, which paved the way for the United Kingdom to officially leave the European Union on January 31, 2020. This provided the market with some much needed clarity on Brexit. United Kingdom CoCos rallied on the news as well as their European banking counterparts, which moved in sympathy with United Kingdom banks.

Within the investable universe, $25 par preferred securities on average underperformed $1,000 par preferred securities. Given the underperformance of the $25 par preferred retail side of the market during the reporting period, NAM’s underweight to those structures was accretive to the Fund’s relative performance. As has been the case for some time, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. As previously mentioned, new issue supply within the $25 par side of the market pressured valuations which resulted in its underperformance. Meanwhile and also previously mentioned, the $1000 par segment of NAM’s universe experienced minimal new issuance and this supply technical helped the segment to outperform.

With respect to managing interest rate risk, NAM’s underweight to the $25 par preferred securities was due to NAM’s desire for greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of January 31, 2020, the Fund had about 90% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

Fixed rate coupon structures meaningfully underperformed non-fixed rate coupon securities during the reporting period. In NAM’s opinion, underperformance of the fixed rate coupon structures was due to an ancillary effect from the underperformance of $25 par preferred securities, as a vast majority of that universe is indeed comprised of fixed rate coupon structures.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

Nuveen Preferred & Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2020. For the six-month reporting period ended January 31, 2020, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofA U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos). At least 50% is invested in securities that are rated investment grade

The basic strategy of the Fund calls for investing in junior subordinated, high income securities of companies with investment grade ratings. Spectrum has tactical exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and CoCos.

The Federal Reserve (Fed) announced additional rate cuts in July, September and October 2019, but has been on hold since then. The big news for the market was in September 2019 when funding markets faced a spike in short-term rates which forced the Fed to intervene in the repurchase (repo) market after two years of automatic balance sheet run offs or reductions. This sent equities soaring and spreads tighter. The market systems had become dependent on the trillions of cash that had been injected over the course of the past ten years. More recently, the Fed had allowed its balance sheet to run-off and in the process, had taken back massive amounts of cash that served the purpose of bidding up risk assets and bidding down yields to perpetuate the economic expansion. This has been ongoing in Europe and by October 2019, the Fed announced its third cut of 2019, which was a jolt for the equity markets and impetus for the yield curve to steepen a bit helping to ease deflation concerns. Fed policy combined with already active qualitative easing QE in Europe was the primary driver and the most significant factor of positive performance during the reporting period.

During the reporting period, the Fund was tactically 17% overweight the $1,000 par institutional sector of the preferred securities market and 17% underweight the retail $25 par sector and was equally weighted to the CoCo sector compared to the benchmark, the ICE BofA U.S. All Capital Securities Index. The institutional preferred securities sector traded in a range of 154 basis points and 334 basis points wider on spread compared to the retail $25 par sector, which explains the primary reason for being overweight the higher yielding institutional sector. In general, the CoCo sector was cheaper than the institutional sector, which allows the Fund to earn higher income in the sector compared to preferred securities and is the primary reason for the Fund’s equal weight.

Spreads tightened significantly during the reporting period, so the sectors with the highest duration outperformed. Overall, the Fund’s 63% allocation to the middle of the yield curve the 3-10 year sector contributed about 70% of the total return for the reporting period. The Fund’s 4.1 year modified duration was modestly longer compared to the Fund’s combined benchmark.

All of the Fund’s security sectors contributed positively during the reporting period. The top three performing sectors were the $25 par dividend received deduction (DRD), CoCos and utility hybrids. There were few (if any) constraining factors during the reporting period. The bottom performing sectors, though still positive, were cash, corporate hybrids and subordinated debt.

Portfolio Managers’ Comments (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2020. For the six-month reporting period ended January 31, 2020, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofA U.S. All Capital Securities Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong credit fundamentals and intense regulatory oversight across our largest sectors, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $1,000 par preferred and $25 par preferred markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $1,000 par preferred and the $25 par preferred markets.

Within JPT, NAM incorporated several prominent active themes within the Fund relative to its benchmark during the reporting period, of particular note an overweight to the $1,000 par versus $25 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

Given the underperformance of the $25 par preferred side of the market during the reporting period, NAM’s overweight to $1,000 par preferred structures was accretive to the Fund’s relative results. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management.

First, from a relative value perspective, the $1,000 par side of the market continued to be significantly cheaper than the $25 par side of the market on an OAS basis. In general, OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market is best positioned to meet this retail demand given the small denomination and the ease of sourcing these securities as most are exchange-traded. During the reporting period, new issue supply within the $25 par side of the market did pressure valuations which resulted in its underperformance relative to the other segments of NAM’s universe. Because of this, the relative underweight was accretive to performance during the six-month reporting period. Despite the underperformance, $25 par securities as of the end of the reporting period were still less attractive from a credit spread perspective.

Second, with respect to interest rate risk, NAM’s overweight to $1,000 par securities allows NAM to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons.

As of January 31, 2020, the Fund had about 83% of its assets invested in securities that have coupons with reset features, compared to approximately 60% within the ICE BofA U.S. All Capital Securities Index. Interest rates dropped considerably during the reporting period, as evidenced by the 10 year U.S. Treasury yield moving from 2.01% to 1.51%. All else equal, fixed rate coupon structures would typically outperform in this rate environment. Contrary to expectations, securities that have coupons with reset features outperformed their fixed rate counterparts. NAM believes this was due to a positive supply technical where issuance in $1,000 par space was muted during the reporting period that increased demand for those securities.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

An Update on COVID-19 Coronavirus

The COVID-19 coronavirus pandemic has delivered an exogenous shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Although the virus was detected in China as early as December 2019, markets didn’t fully acknowledge the risks until February 2020, when large outbreaks were reported outside of China. Global stock markets sold off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March, an all-time low. Additionally, oil prices collapsed to an 18-year low in March on supply glut concerns, as shutdowns across the global economy curb oil demand while Saudi Arabia and Russia are flooding the market with cheap oil in a price war.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. But markets will likely remain volatile until the health crisis itself is under control (via fewer new cases, slower spread and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen is monitoring the situation carefully and continuously refining our views. Our portfolio management teams remain attuned to opportunities to seek risk-adjusted returns through all market environments.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC, JPI and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period. Subsequent to the close of the reporting period, the outbreak of the COVID-19 pandemic led to a significant downturn in global economies and capital markets. As security prices fell, each Fund’s use of leverage impacted total returns negatively. In response, the Funds have been taking steps to reduce risk by paying down leverage levels pursuant to their leverage risk management protocols, as summarized in “The Funds’ Leverage” section below.

JPC, JPI and JPS continued to use forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts had a negative impact to overall Fund total return performance.

As of January 31, 2020, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	36.02%	33.31%	36.79%	19.82%
Regulatory Leverage*	30.50%	28.46%	30.26%	19.82%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2019	Draws	Paydowns	Outstanding Balance as of January 31, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of March 27, 2020
JPC	$455,000,000	$22,000,000	$—	$477,000,000	$465,315,217	$—	$(170,690,000)	$306,310,000
JPI	$210,000,000	$25,000,000	$—	$235,000,000	$218,804,348	$—	$(79,300,000)	$155,700,000
JPS	$853,300,000	$55,000,000	$—	$908,300,000	$859,876,087	$—	$(333,000,000)	$575,300,000
JPT	$42,500,000	$—	$—	$42,500,000	$42,500,000	$3,000,000	$(18,200,000)	$27,300,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, Borrowings and Note 10 – Subsequent Events, Borrowing for further details.

Reverse Repurchase Agreements

As noted above, JPC, JPI and JPS used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table. Sales reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2019	Sales	Purchases	Outstanding Balance as of January 31, 2020	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of March 27, 2020
JPC	$135,000,000	$—	$—	$135,000,000	$135,000,000	$108,500,000	$23,500,000	$50,000,000
JPI	$60,000,000	$—	$—	$60,000,000	$60,000,000	$35,000,000	$5,000,000	$30,000,000
JPS	$260,000,000	$—	$50,000,000	$310,000,000	$265,978,261	$117,000,000	$—	$193,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, Reverse Repurchase Agreements and Note 10 – Subsequent Events, Reverse Repurchase Agreements for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2019	$0.0610	$0.1355	$0.0560	$0.1185
September	0.0610	0.1355	0.0560	0.1185
October	0.0610	0.1355	0.0560	0.1185
November	0.0610	0.1355	0.0560	0.1185
December	0.0610	0.1355	0.0560	0.1185
January 2020	0.0610	0.1355	0.0560	0.1185
Total Distributions from Net Investment Income	$0.3660	$0.8130	$0.3360	$0.7110

Current Distribution Rate*	7.00%	6.25%	6.59%	5.69%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,380,000	685,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$10.52	$25.95	$10.27	$25.16
Common share price	$10.45	$26.02	$10.20	$25.01
Premium/(Discount) to NAV	(0.67)%	0.27%	(0.68)%	(0.60)%
6-month average premium/(discount) to NAV	(1.42)%	(0.89)%	(0.67)%	(0.24)%

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred & Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred & Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

Investment Policy Updates

Change in Investment Policy

The Funds have recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	7.49%	17.16%	7.84%	10.19%
JPC at Common Share Price	9.29%	22.26%	10.23%	12.35%
ICE BofA U.S. All Capital Securities Index	5.18%	13.93%	6.40%	8.19%
JPC Blended Benchmark(1)	5.28%	13.59%	6.86%	7.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

1.

The Blended Index consists of: 1) 50% of the return of the ICE BofA Preferred Securities Fixed Rate Index, 2) 30% of the return the ICE BofA U.S. All Capital Securities Index and 3) 20% of the return of the ICE BofA Contingent Capital Securities USD Hedged Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	76.3%
$25 Par (or similar) Retail Preferred	44.2%
Contingent Capital Securities	26.8%
Corporate Bonds	4.7%
Convertible Preferred Securities	3.2%
Common Stocks	0.3%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.1)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	156.3%
Borrowings	(43.9)%
Reverse Repurchase Agreements	(12.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	30.1%
Diversified Financial Services	15.1%
Insurance	13.1%
Capital Markets	10.8%
Food Products	5.0%
Consumer Finance	4.2%
Electric Utilities	2.8%
Other	18.3%
Repurchase Agreements	0.6%
Total	100%

Country Allocation1

(% of total investments)

United States	73.0%
United Kingdom	7.5%
France	4.2%
Switzerland	4.1%
Canada	2.5%
Spain	2.1%
Australia	1.7%
Netherlands	1.5%
Ireland	1.0%
Italy	0.9%
Other	1.5%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	3.9%
JPMorgan Chase & Company	3.8%
Bank of America Corporation	3.2%
Morgan Stanley	2.7%
Wells Fargo & Company	2.7%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.6%
BBB	51.8%
BB or Lower	41.0%
N/R (not rated)	6.6%
Total	100%

1	Includes 1.1% (as a percentage of total investments) in emerging market countries.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JPI at Common Share NAV	8.61%	18.98%	8.40%	9.24%
JPI at Common Share Price	10.73%	25.89%	10.30%	9.04%
ICE BofA U.S. All Capital Securities Index	5.18%	13.93%	6.40%	7.48%
JPI Blended Benchmark(1)	6.30%	14.87%	7.46%	6.75%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Index consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA Contingent Capital Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	69.6%
Contingent Capital Securities	45.7%
$25 Par (or similar) Retail Preferred	34.0%
Other Assets Less Liabilities	0.7%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	150.0%
Borrowings	(39.8)%
Reverse Repurchase Agreements	(10.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	35.3%
Diversified Financial Services	17.3%
Insurance	13.4%
Capital Markets	12.2%
Food Products	4.6%
Other	17.2%
Total	100%

Country Allocation1

(% of total investments)

United States	58.8%
United Kingdom	11.1%
France	7.4%
Switzerland	7.3%
Spain	3.9%
Australia	3.1%
Netherlands	2.1%
Ireland	1.8%
Italy	1.6%
Canada	1.4%
Other	1.5%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	4.0%
Credit Suisse Group AG	3.8%
Citigroup Inc.	3.8%
UBS Group AG	3.2%
Credit Agricole SA	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	0.8%
BBB	54.2%
BB or Lower	42.6%
N/R (not rated)	2.4%
Total	100%

1	Includes 0.7% (as a percentage of total investments) in emerging market countries.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	7.91%	18.09%	8.24%	10.47%
JPS at Common Share Price	7.74%	19.62%	9.67%	11.51%
ICE BofA U.S. All Capital Securities Index	5.18%	13.93%	6.40%	7.14%
JPS Blended Benchmark(1)	6.30%	14.87%	7.46%	8.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Index consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA Contingent Capital Securities USD Hedged Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	71.5%
Contingent Capital Securities	62.1%
$25 Par (or similar) Retail Preferred	17.7%
Investment Companies	1.3%
Convertible Preferred Securities	0.9%
Corporate Bonds	0.9%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	1.1%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	158.2%
Borrowings	(43.4)%
Reverse Repurchase Agreements	(14.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	43.9%
Insurance	18.0%
Diversified Financial Services	11.8%
Capital Markets	9.5%
Electric Utilities	3.6%
Other	10.7%
Investment Companies	0.8%
Repurchase Agreements	1.7%
Total	100%

Country Allocation

(% of total investments)

United States	46.7%
United Kingdom	20.2%
France	10.6%
Switzerland	7.2%
Canada	2.9%
Finland	2.7%
Australia	2.6%
Netherlands	1.6%
Sweden	1.2%
Norway	1.0%
Other	3.3%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Barclays PLC	4.3%
BNP Paribas SA	3.9%
Credit Suisse	3.5%
Royal Bank of Scotland Group PLC	3.5%
JPMorgan Chase & Co	3.5%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	7.1%
BBB	66.5%
BB or Lower	26.4%
Total	100%

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPI at Common Share NAV	6.82%	16.34%	6.75%
JPI at Common Share Price	7.70%	17.43%	6.09%
ICE BofA U.S. All Capital Securities Index	5.18%	13.93%	7.48%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	87.7%
$25 Par (or similar) Retail Preferred	36.5%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	124.7%
Borrowings	(24.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Insurance	21.9%
Banks	21.0%
Diversified Financial Services	19.2%
Capital Markets	9.5%
Food Production	6.7%
Electric Utilities	3.6%
Other	18.1%
Total	100%

Country Allocation1

(% of total investments)

United States	79.1%
United Kingdom	5.4%
Australia	4.2%
Canada	2.7%
France	2.4%
Ireland	2.2%
Germany	1.7%
Japan	1.2%
Bermuda	0.4%
Netherlands	0.4%
Other	0.3%
Total	100%

Top Five Issuers

(% of total long-term investments)

JPMorgan Chase & Co	4.7%
Morgan Stanley	4.1%
Citigroup Inc.	4.0%
Assured Guaranty Municipal Holdings Inc.	3.8%
Bank of America Corp	3.6%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	2.9%
BBB	60.4%
BB or Lower	33.1%
N/R (not rated)	3.6%
Total	100%

1	Includes 0.4% (as a percentage of total investments) in emerging market countries.

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 155.5% (99.4% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 76.3% (48.8% of Total Investments)

	Air Freight & Logistics – 0.5%

$5,153	XPO Logistics Inc., 144A, (3)	6.500%	6/15/22	BB–	$5,243,177

	Automobiles – 2.1%

11,465	General Motors Financial Co Inc., (4)	5.750%	3/30/68	BB+	11,539,522
10,100	General Motors Financial Co Inc., (4)	6.500%	N/A (5)	BB+	10,774,781
	Total Automobiles				22,314,303

	Banks – 33.8%

3,335	Ally Financial Inc., (3)	8.000%	3/15/20	BBB–	3,355,844
3,415	Bank of America Corp	6.250%	N/A (5)	BBB–	3,803,456
33,875	Bank of America Corp, (3), (4)	6.500%	N/A (5)	BBB–	38,278,750
8,300	Bank of America Corp, (3)	6.300%	N/A (5)	BBB–	9,664,271
2,070	Bank of America Corp	6.100%	N/A (5)	BBB–	2,320,491
3,075	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	3,404,069
13,725	CIT Group Inc.	5.800%	N/A (5)	Ba3	14,068,125
23,645	Citigroup Inc., (3)	6.250%	N/A (5)	BB+	26,987,930
6,790	Citigroup Inc.	5.000%	N/A (5)	BB+	7,111,574
1,650	Citigroup Inc.	6.125%	N/A (5)	Ba1	1,700,408
10,551	Citigroup Inc., (4)	5.950%	N/A (5)	BB+	11,526,967
4,330	Citigroup Inc.	6.300%	N/A (5)	BB+	4,700,691
4,159	Citizens Financial Group Inc., (3)	5.500%	N/A (5)	BB+	4,174,596
3,455	Citizens Financial Group Inc.	6.375%	N/A (5)	BB+	3,696,850
3,150	CoBank ACB, (3)	6.250%	N/A (5)	BBB+	3,487,995
1,180	Commerzbank AG, 144A	8.125%	9/19/23	BBB	1,387,127
1,385	First Union Capital II	7.950%	11/15/29	Baa1	1,932,276
2,659	HSBC Capital Funding Dollar 1 LP, 144A, (4)	10.176%	N/A (5)	Baa2	4,388,334
3,675	Huntington Bancshares Inc./OH, (3)	5.700%	N/A (5)	Baa3	3,855,149
2,615	JPMorgan Chase & Co	6.100%	N/A (5)	Baa2	2,885,417
35,840	JPMorgan Chase & Co, (3), (4)	6.750%	N/A (5)	Baa2	40,404,582
5,694	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.470% spread), (3), (6)	5.240%	N/A (5)	Baa2	5,728,221
3,030	JPMorgan Chase & Co	5.300%	N/A (5)	Baa2	3,051,422
8,535	JPMorgan Chase & Co	5.000%	N/A (5)	Baa2	8,927,610
2,850	KeyCorp	5.000%	N/A (5)	Baa3	3,045,425
19,110	Lloyds Bank PLC, 144A, (3)	12.000%	N/A (5)	Baa3	23,366,179
3,050	M&T Bank Corp	5.125%	N/A (5)	Baa2	3,332,125
6,970	M&T Bank Corp, (3)	6.450%	N/A (5)	Baa2	7,741,927
3,467	PNC Financial Services Group Inc., (4)	5.000%	N/A (5)	Baa2	3,742,176
23,637	PNC Financial Services Group Inc., (3), (4)	6.750%	N/A (5)	Baa2	25,182,387
3,528	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BBB–	5,101,312
13,335	Truist Financial Corp	4.800%	N/A (5)	Baa2	13,750,652
5,325	Truist Financial Corp, (3-Month LIBOR reference rate + 3.860% spread), (6)	5.754%	N/A (5)	Baa2	5,364,937
3,250	Truist Financial Corp	5.050%	N/A (5)	Baa2	3,347,500
1,600	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (6)	2.978%	N/A (5)	A3	1,433,616
3,630	Wachovia Capital Trust III	5.570%	N/A (5)	Baa2	3,688,988
1,196	Wells Fargo & Co, (3-Month LIBOR reference rate + 3.770% spread), (6)	5.664%	N/A (5)	Baa2	1,203,535
36,455	Wells Fargo & Co, (4)	5.875%	N/A (5)	Baa2	41,179,933
2,530	Wells Fargo & Co	5.900%	N/A (5)	Baa2	2,749,882

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

11,196	Zions Bancorp NA	7.200%	N/A (5)	BB+	$12,343,590
	Total Banks				367,416,319

	Capital Markets – 2.4%

6,344	Goldman Sachs Group Inc.	5.500%	N/A (5)	Ba1	6,826,842
5,721	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	6,221,587
8,620	Goldman Sachs Group Inc., (4)	5.375%	N/A (5)	Ba1	8,684,219
3,600	Morgan Stanley, (3)	5.550%	N/A (5)	BB+	3,651,300
625	State Street Corp	5.250%	N/A (5)	Baa1	636,719
	Total Capital Markets				26,020,667

	Chemicals – 1.0%

10,525	Blue Cube Spinco LLC, (3)	9.750%	10/15/23	BB+	11,222,492

	Commercial Services & Supplies – 1.0%

6,290	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	6,997,625
3,980	AerCap Holdings NV	5.875%	10/10/79	BB+	4,258,600
	Total Commercial Services & Supplies				11,256,225

	Consumer Finance – 1.7%

2,526	American Express Co, (3-Month LIBOR reference rate + 3.428% spread), (6)	5.338%	N/A (5)	Baa2	2,541,788
7,560	Capital One Financial Corp, (3)	5.550%	N/A (5)	Baa3	7,616,700
8,165	Discover Financial Services, (3)	5.500%	N/A (5)	Ba2	8,665,106
	Total Consumer Finance				18,823,594

	Diversified Financial Services – 3.5%

2,040	Citigroup Inc.	4.700%	N/A (5)	BB+	2,077,638
14	Compeer Financial ACA, 144A	6.750%	N/A (5)	BB+	14,933,000
7,336	ILFC E-Capital Trust II, 144A	4.150%	12/21/65	BB+	6,052,714
3,290	JPMorgan Chase & Co	4.600%	N/A (5)	BBB	3,358,761
10,951	Voya Financial Inc., (3)	6.125%	N/A (5)	BBB–	11,868,146
	Total Diversified Financial Services				38,290,259

	Electric Utilities – 3.8%

2,775	AES Gener SA, 144A	6.350%	10/07/79	BB	2,898,487
2,620	Electricite de France SA, 144A	5.250%	N/A (5)	BBB	2,756,240
23,505	Emera Inc., (3), (4)	6.750%	6/15/76	BBB–	27,035,451
7,475	NextEra Energy Capital Holdings Inc., (3)	5.650%	5/01/79	BBB	8,371,654
	Total Electric Utilities				41,061,832

	Entertainment – 1.2%

12,850	Liberty Interactive LLC, (3)	8.500%	7/15/29	BB	12,978,500

	Equity Real Estate Investment Trust – 1.1%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	BB+	12,319,512

	Food & Staples Retailing – 0.4%

3,350	Albertsons Cos Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC, 144A, (3)	7.500%	3/15/26	BB–	3,710,125

	Food Products – 3.9%

2,245	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)	BB+	2,072,135
4,305	Land O’ Lakes Inc., 144A, (3)	7.250%	N/A (5)	BB	4,078,987
29,840	Land O’ Lakes Inc., 144A, (3)	8.000%	N/A (5)	BB	29,989,200
7,035	Land O’ Lakes Inc., 144A, (3)	7.000%	N/A (5)	BB	6,472,200
	Total Food Products				42,612,522

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.8%

7,475	HCA Inc., (3)	7.500%	2/15/22	Ba2	$8,205,233

	Independent Power & Renewable Electricity Producers – 0.1%

1,350	AES Gener SA, 144A	7.125%	3/26/79	BB	1,444,451

	Industrial Conglomerates – 3.3%

35,855	General Electric Co, (4)	5.000%	N/A (5)	BBB–	35,460,954

	Insurance – 10.7%

2,240	Aegon NV	5.500%	4/11/48	Baa1	2,478,583
4,275	American International Group Inc., (4)	5.750%	4/01/48	Baa2	4,831,178
9,384	Assurant Inc., (4)	7.000%	3/27/48	BB+	10,617,434
21,219	Assured Guaranty Municipal Holdings Inc., 144A, (4)	6.400%	12/15/66	BBB+	22,533,729
2,115	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,189,832
7,117	Liberty Mutual Group Inc., 144A	7.800%	3/15/37	Baa3	9,430,025
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	12,695,600
5,560	MetLife Inc., 144A, (3)	9.250%	4/08/38	BBB	8,367,800
1,780	MetLife Inc.	5.875%	N/A (5)	BBB	2,012,646
575	Nationwide Financial Services Capital Trust, (3)	7.899%	3/01/37	Baa2	649,750
9,550	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	11,238,440
7,360	Provident Financing Trust I	7.405%	3/15/38	Baa3	9,163,200
13,375	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	Baa1	15,118,431
1,740	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,953,063
2,400	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	2,727,000
	Total Insurance				116,006,711

	Machinery – 0.3%

3,500	Dana Financing Luxembourg Sarl, 144A, (3)	6.500%	6/01/26	BB+	3,710,000

	Metals & Mining – 0.4%

2,630	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	2,694,961
1,600	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	1,880,000
	Total Metals & Mining				4,574,961

	Multi-Utilities – 0.9%

6,090	CenterPoint Energy Inc.	6.125%	N/A (5)	BBB–	6,485,850
3,235	NiSource Inc.	5.650%	N/A (5)	BBB–	3,380,575
	Total Multi-Utilities				9,866,425

	Oil, Gas & Consumable Fuels – 1.5%

7,125	Enviva Partners LP / Enviva Partners Finance Corp, 144A, (3)	6.500%	1/15/26	BB–	7,600,736
1,225	MPLX LP	6.875%	N/A (5)	BB+	1,234,188
5,165	Transcanada Trust, (3)	5.875%	8/15/76	BBB	5,604,025
2,060	Transcanada Trust	5.500%	9/15/79	BBB	2,222,225
	Total Oil, Gas & Consumable Fuels				16,661,174

	U.S. Agency – 1.5%

5,835	Farm Credit Bank of Texas, 144A, (3)	6.200%	N/A (5)	BBB	6,229,301
9	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	9,596,875
	Total U.S. Agency				15,826,176

	Wireless Telecommunication Services – 0.4%

3,845	Vodafone Group PLC	7.000%	4/04/79	BB+	4,534,119
	Total $1,000 Par (or similar) Institutional Preferred (cost $774,090,131)				829,559,731

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 44.2% (28.3% of Total Investments)

	Banks – 9.9%

425,616	Citigroup Inc., (4)	7.125%	BB+	$12,368,401
179,775	CoBank ACB, 144A, (7)	6.250%	BBB+	19,235,925
38,725	CoBank ACB, (7)	6.125%	BBB+	3,959,631
93,724	CoBank ACB, (4), (7)	6.200%	BBB+	10,215,916
253,881	Fifth Third Bancorp, (4)	6.625%	Baa3	7,423,480
178,757	FNB Corp/PA, (3)	7.250%	Ba2	5,341,259
434,200	Huntington Bancshares Inc./OH, (4)	6.250%	Baa3	11,393,408
170,075	KeyCorp	6.125%	Baa3	5,120,958
82,000	People’s United Financial Inc.	5.625%	BB+	2,342,740
41,605	PNC Financial Services Group Inc.	6.125%	Baa2	1,143,306
494,096	Regions Financial Corp, (3)	6.375%	BB+	14,145,969
87,500	Regions Financial Corp	5.700%	BB+	2,494,625
128,000	Synovus Financial Corp	5.875%	BB–	3,440,640
113,600	US Bancorp	6.500%	A3	3,126,272
236,722	Western Alliance Bancorp, (3)	6.250%	N/R	6,251,828
	Total Banks			108,004,358

	Capital Markets – 7.5%

95,221	B Riley Financial Inc.	7.500%	N/R	2,400,521
52,673	B Riley Financial Inc.	7.250%	N/R	1,337,894
115,605	Charles Schwab Corp	6.000%	BBB	3,070,469
129,169	Charles Schwab Corp, (3)	5.950%	BBB	3,456,562
128,425	Cowen Inc.	7.350%	N/R	3,341,618
61,600	Goldman Sachs Group Inc.	5.500%	Ba1	1,658,888
370,280	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	9,297,731
864,097	Morgan Stanley, (3), (4)	7.125%	BB+	25,447,657
251,600	Morgan Stanley, (4)	6.875%	BB+	7,236,016
181,500	Morgan Stanley, (4)	5.850%	BB+	5,219,940
170,452	Morgan Stanley, (4)	6.375%	BB+	4,909,018
95,828	Oaktree Specialty Lending Corp	6.125%	N/R	2,490,570
61,445	State Street Corp	5.350%	Baa1	1,753,026
216,759	Stifel Financial Corp	6.250%	BB–	5,826,482
150,000	Stifel Financial Corp	6.250%	BB–	4,180,500
	Total Capital Markets			81,626,892

	Consumer Finance – 4.2%

184,800	Capital One Financial Corp, (3)	5.000%	Baa3	4,721,640
1,173,445	GMAC Capital Trust I, (3)	7.695%	BB–	31,272,309
366,100	Synchrony Financial	5.625%	BB–	9,536,905
	Total Consumer Finance			45,530,854

	Diversified Financial Services – 2.0%

96,000	AgriBank FCB, (7)	6.875%	BBB+	10,368,000
114,400	Equitable Holdings Inc.	5.250%	BBB–	3,003,000
284,100	Voya Financial Inc.	5.350%	BBB–	7,940,595
	Total Diversified Financial Services			21,311,595

	Diversified Telecommunication Services – 0.7%

284,914	Qwest Corp, (3)	6.875%	BBB–	7,419,161

	Food Products – 3.8%

312,011	CHS Inc., (3)	7.875%	N/R	8,689,506
517,298	CHS Inc.	7.100%	N/R	14,536,074
506,088	CHS Inc.	6.750%	N/R	13,952,846
23,000	Dairy Farmers of America Inc., 144A, (7)	7.875%	BB+	2,300,000
24,500	Dairy Farmers of America Inc., 144A, (7)	7.875%	BB+	2,437,750
	Total Food Products			41,916,176

	Insurance – 9.8%

274,600	American Equity Investment Life Holding Co	5.950%	BB	7,210,996
302,283	Argo Group US Inc., (3)	6.500%	BBB–	7,904,700

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

359,828	Aspen Insurance Holdings Ltd	5.950%		BBB–	$10,215,517
73,500	Aspen Insurance Holdings Ltd	5.625%		BBB–	1,966,125
583,800	Athene Holding Ltd, (3)	6.350%		BBB–	16,696,680
117,200	Axis Capital Holdings Ltd, (4)	5.500%		BBB	3,057,748
68,900	Delphi Financial Group Inc., (4), (7)	5.100%		BBB–	1,584,700
415,500	Enstar Group Ltd, (3), (4)	7.000%		BB+	12,041,190
220,272	Globe Life Inc., (3)	6.125%		BBB+	5,903,290
305,780	Hartford Financial Services Group Inc., (3)	7.875%		Baa2	8,690,268
219,645	Maiden Holdings North America Ltd, (4)	7.750%		N/R	5,146,282
76,400	National General Holdings Corp	7.500%		N/R	1,965,390
153,954	National General Holdings Corp, (4)	7.500%		N/R	3,896,576
88,895	National General Holdings Corp, (3)	7.625%		N/R	2,324,604
182,233	PartnerRe Ltd, (3)	7.250%		BBB	4,951,271
121,496	Reinsurance Group of America Inc., (3)	6.200%		BBB+	3,361,794
347,400	Reinsurance Group of America Inc., (3)	5.750%		BBB+	10,248,300
	Total Insurance				107,165,431

	Mortgage Real Estate Investment Trust – 0.2%

96,986	MFA Financial Inc., (4)	8.000%		N/R	2,536,184

	Multi-Utilities – 0.8%

288,200	Algonquin Power & Utilities Corp, (3)	6.200%		BB+	8,354,918

	Oil, Gas & Consumable Fuels – 0.8%

123,400	NuStar Energy LP	8.500%		B1	3,047,980
94,229	NuStar Energy LP	7.625%		B1	2,141,825
133,617	NuStar Logistics LP	8.565%		B1	3,536,842
	Total Oil, Gas & Consumable Fuels				8,726,647

	Thrifts & Mortgage Finance – 1.2%

143,124	Federal Agricultural Mortgage Corp, (4)	6.000%		N/R	3,835,723
319,095	New York Community Bancorp Inc.	6.375%		Ba2	9,119,735
	Total Thrifts & Mortgage Finance				12,955,458

	Trading Companies & Distributors – 0.3%

104,800	Air Lease Corp	6.150%		BB+	2,920,776

	U.S. Agency – 2.0%

196,900	Farm Credit Bank of Texas, 144A, (3), (7)	6.750%		Baa1	21,265,200

	Wireless Telecommunication Services – 1.0%

415,473	United States Cellular Corp	7.250%		Ba1	10,985,106
	Total $25 Par (or similar) Retail Preferred (cost $448,380,966)				480,718,756

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 26.8% (17.1% of Total Investments) (8)

	Banks – 22.8%

$3,715	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (5)	Baa2	$4,267,606
10,040	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (5)	Ba2	10,564,088
6,400	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (5)	Ba2	6,816,000
2,310	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (5)	BB	2,589,510
5,200	Banco Santander SA, Reg S	7.500%	N/A (5)	Ba1	5,786,123
2,500	Barclays PLC	8.000%	N/A (5)	BB+	2,821,525
7,825	Barclays PLC	7.750%	N/A (5)	BB+	8,568,375
8,190	Barclays PLC, Reg S	7.875%	N/A (5)	BB+	8,865,511
800	BNP Paribas SA, 144A	7.000%	N/A (5)	BBB–	946,000
12,935	BNP Paribas SA, 144A	7.375%	N/A (5)	BBB–	15,029,176
5,140	BNP Paribas SA, 144A	6.625%	N/A (5)	BBB–	5,602,600
7,810	Credit Agricole SA, 144A, (4)	7.875%	N/A (5)	BBB–	8,883,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$15,140	Credit Agricole SA, 144A, (4)	8.125%	N/A (5)	BBB–	$18,369,665
1,950	Credit Agricole SA, 144A	6.875%	N/A (5)	BBB–	2,152,313
13,534	HSBC Holdings PLC	6.375%	N/A (5)	Baa3	14,794,286
2,405	HSBC Holdings PLC	6.000%	N/A (5)	Baa3	2,579,363
2,600	ING Groep NV, Reg S	6.875%	N/A (5)	BBB–	2,782,000
5,595	ING Groep NV	6.500%	N/A (5)	BBB–	6,161,214
5,285	ING Groep NV	5.750%	N/A (5)	BBB–	5,657,593
6,575	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	BB–	7,372,219
18,615	Lloyds Banking Group PLC, (4)	7.500%	N/A (5)	Baa3	20,860,900
3,350	Macquarie Bank Ltd/London, 144A	6.125%	N/A (5)	BB+	3,559,375
3,845	Nordea Bank Abp, 144A	6.625%	N/A (5)	BBB	4,337,583
6,100	Royal Bank of Scotland Group PLC	8.000%	N/A (5)	BB+	7,117,968
6,740	Royal Bank of Scotland Group PLC	8.625%	N/A (5)	BB+	7,279,200
2,655	Societe Generale SA, 144A	8.000%	N/A (5)	BB+	3,156,131
1,725	Societe Generale SA, 144A	7.375%	N/A (5)	BB+	1,903,382
6,886	Societe Generale SA, 144A	7.875%	N/A (5)	BB+	7,781,180
4,541	Societe Generale SA, 144A	6.750%	N/A (5)	BB+	5,102,949
5,970	Standard Chartered PLC, 144A	7.500%	N/A (5)	Ba1	6,380,437
6,245	Standard Chartered PLC, 144A	7.750%	N/A (5)	Ba1	6,900,725
19,080	UBS Group AG, Reg S	7.000%	N/A (5)	BBB–	21,736,279
3,010	UBS Group AG, 144A	7.000%	N/A (5)	BBB–	3,314,341
6,845	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	7,589,394
221,556	Total Banks				247,628,886

	Capital Markets – 3.8%

6,045	Credit Suisse Group AG, 144A	6.375%	N/A (5)	Ba2	6,702,394
9,814	Credit Suisse Group AG, 144A	7.250%	N/A (5)	BB	11,126,623
8,240	Credit Suisse Group AG, 144A, (4)	7.500%	N/A (5)	BB	9,341,243
8,180	Credit Suisse Group AG, 144A, (4)	7.500%	N/A (5)	BB	9,013,133
4,695	UBS Group AG, Reg S	6.875%	N/A (5)	BBB–	5,265,440
36,974	Total Capital Markets				41,448,833

	Diversified Financial Services – 0.2%

2,505	ING Groep NV, Reg S	6.750%	N/A (5)	BBB–	2,752,494
$261,035	Total Contingent Capital Securities (cost $270,894,159)				291,830,213

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 4.7% (3.0% of Total Investments)

	Automobiles – 0.3%

$2,825	Ford Motor Co, (3)	7.450%	7/16/31	BBB	$3,405,889

	Capital Markets – 0.4%

3,960	Donnelley Financial Solutions Inc., (3)	8.250%	10/15/24	B	4,108,500

	Chemicals – 0.4%

4,675	CVR Partners LP / CVR Nitrogen Finance Corp, 144A, (3)	9.250%	6/15/23	B+	4,867,844

	Consumer Finance – 0.4%

4,468	Navient Corp, (3)	8.000%	3/25/20	BB	4,499,276

	Health Care Equipment & Supplies – 0.9%

8,619	Avantor Inc., 144A, (3)	9.000%	10/01/25	BB	9,525,719

	Media – 1.3%

3,375	Altice Financing SA, 144A, (3)	7.500%	5/15/26	B	3,606,862
3,650	DISH DBS Corp, (3)	7.750%	7/01/26	B1	3,832,500
4,725	ViacomCBS Inc., (3)	6.875%	4/30/36	BBB	6,540,261
11,750	Total Media				13,979,623

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Semiconductor Equipment – 0.4%

$3,650	Amkor Technology Inc., 144A, (3)	6.625%	9/15/27	BB	$3,964,812

	Specialty Retail – 0.6%

6,450	L Brands Inc., (3)	6.875%	11/01/35	Ba2	6,466,125
$46,397	Total Corporate Bonds (cost $48,844,882)				50,817,788

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.2% (2.0% of Total Investments)

	Electric Utilities – 0.6%

106,400	Southern Co	6.750%		BBB	$6,042,456

	Multi-Utilities – 1.6%

146,300	CenterPoint Energy Inc.	7.000%		N/R	7,031,178
79,300	Sempra Energy	6.750%		N/R	9,915,672
	Total Multi-Utilities				16,946,850

	Semiconductors & Semiconductor Equipment – 1.0%

9,850	Broadcom Inc.	8.000%		N/R	11,313,710
	Total Convertible Preferred Securities (cost $31,517,930)				34,303,016

Shares	Description (1)				Value

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Capital Markets – 0.3%

184,035	Ares Capital Corp				$3,463,539
	Total Common Stocks (cost $3,036,662)				3,463,539
	Total Long-Term Investments (cost $1,576,764,730)				1,690,693,043

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.9% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.9% (0.6% of Total Investments)

$9,945	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $9,945,890, collateralized by $9,485,000 U.S. Treasury Notes, 2.625%, due 12/31/25, value $10,147,214	0.650%	2/03/20		$9,945,351
	Total Short-Term Investments (cost $9,945,351)				9,945,351
	Total Investments (cost $1,586,710,081) – 156.4%				1,700,638,394
	Borrowings – (43.9)% (9), (10)				(477,000,000)
	Reverse Repurchase Agreements – (12.4)% (11)				(135,000,000)
	Other Assets Less Liabilities – (0.1)% (12)				(1,461,000)
	Net Assets Applicable to Common Shares – 100%				$1,087,177,394

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(272)	3/20	$(35,226,534)	$(35,810,500)	$(583,966)	$(93,500)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(16,132,860)	$(16,132,860)
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1-Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	(4,388,492)	(4,388,492)
Total	$325,500,000								$(20,521,352)	$(20,521,352)
Total unrealized depreciation on interest rate swaps										$(20,521,352)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $363,081,650 have been pledged as collateral for reverse repurchase agreements.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $401,486,021.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Borrowings as a percentage of Total Investments is 28.0%.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,065,150,750 have been pledged as collateral for borrowings.

(11)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.9%.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 149.3% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 69.6% (46.6% of Total Investments)

	Automobiles – 1.8%

$10,748	General Motors Financial Co Inc., (3)	5.750%	N/A (4)	BB+	$10,817,862

	Banks – 26.6%

3,190	Bank of America Corp	6.250%	N/A (4)	BBB–	3,552,862
7,165	Bank of America Corp, (3)	6.500%	N/A (4)	BBB–	8,096,450
5,320	Bank of America Corp	6.300%	N/A (4)	BBB–	6,194,448
1,915	Bank of America Corp	6.100%	N/A (4)	BBB–	2,146,734
2,805	Barclays Bank PLC, 144A, (5)	10.179%	N/A (4)	A–	3,105,175
2,845	CIT Group Inc., (3)	5.800%	N/A (4)	Ba3	2,916,125
6,140	Citigroup Inc., (5)	6.250%	N/A (4)	BB+	7,008,073
6,235	Citigroup Inc.	5.000%	N/A (4)	BB+	6,530,290
1,545	Citigroup Inc.	6.125%	N/A (4)	Ba1	1,592,200
9,859	Citigroup Inc., (3), (5)	5.950%	N/A (4)	BB+	10,770,957
4,015	Citigroup Inc., (3)	6.300%	N/A (4)	BB+	4,358,724
3,180	Citizens Financial Group Inc.	6.375%	N/A (4)	BB+	3,402,600
1,085	Commerzbank AG, 144A	8.125%	9/19/23	BBB	1,275,452
1,230	First Union Capital II	7.950%	11/15/29	Baa1	1,716,028
2,396	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	Baa2	3,954,287
2,280	JPMorgan Chase & Co	6.100%	N/A (4)	Baa2	2,515,775
15,752	JPMorgan Chase & Co, (3)	6.750%	N/A (4)	Baa2	17,758,175
456	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.470% spread), (6)	5.240%	N/A (4)	Baa2	458,741
2,780	JPMorgan Chase & Co, (3)	5.300%	N/A (4)	Baa2	2,799,655
7,815	JPMorgan Chase & Co, (5)	5.000%	N/A (4)	Baa2	8,174,490
2,430	KeyCorp	5.000%	N/A (4)	Baa3	2,596,625
1,905	Lloyds Bank PLC, 144A	12.000%	N/A (4)	Baa3	2,329,282
2,800	M&T Bank Corp, (3)	5.125%	N/A (4)	Baa2	3,059,000
1,570	M&T Bank Corp	6.450%	N/A (4)	Baa2	1,743,878
3,168	PNC Financial Services Group Inc., (3)	5.000%	N/A (4)	Baa2	3,419,444
2,309	PNC Financial Services Group Inc.	6.750%	N/A (4)	Baa2	2,459,962
3,071	Royal Bank of Scotland Group PLC, (3)	7.648%	N/A (4)	BBB–	4,440,512
12,285	Truist Financial Corp, (5)	4.800%	N/A (4)	Baa2	12,667,923
2,980	Truist Financial Corp	5.050%	N/A (4)	Baa2	3,069,400
1,500	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (6)	2.978%	N/A (4)	A3	1,344,015
3,345	Wachovia Capital Trust III	5.570%	N/A (4)	Baa2	3,399,356
1,100	Wells Fargo & Co, (3-Month LIBOR reference rate + 3.770% spread), (5), (6)	5.664%	N/A (4)	Baa2	1,106,930
11,748	Wells Fargo & Co, (3)	5.875%	N/A (4)	Baa2	13,270,658
2,256	Wells Fargo & Co, (3)	5.900%	N/A (4)	Baa2	2,452,069
1,415	Zions Bancorp NA	7.200%	N/A (4)	BB+	1,560,038
	Total Banks				157,246,333

	Capital Markets – 3.5%

5,918	Goldman Sachs Group Inc.	5.500%	N/A (4)	Ba1	6,368,419
5,267	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	5,727,863
7,890	Goldman Sachs Group Inc., (3)	5.375%	N/A (4)	Ba1	7,948,780
600	State Street Corp	5.250%	N/A (4)	Baa1	611,250
	Total Capital Markets				20,656,312

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies – 1.8%

5,795	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB+	$6,446,938
3,670	AerCap Holdings NV, (3)	5.875%	10/10/79	BB+	3,926,900
	Total Commercial Services & Supplies				10,373,838

	Consumer Finance – 1.8%

2,320	American Express Co, (3-Month LIBOR reference rate + 3.428% spread), (6)	5.338%	N/A (4)	Baa2	2,334,500
3,640	Capital One Financial Corp	5.550%	N/A (4)	Baa3	3,667,300
4,135	Discover Financial Services, (3)	5.500%	N/A (4)	Ba2	4,388,269
	Total Consumer Finance				10,390,069

	Diversified Financial Services – 4.8%

1,910	Citigroup Inc.	4.700%	N/A (4)	BB+	1,945,240
13	Compeer Financial ACA, 144A	6.750%	N/A (4)	BB+	13,843,000
6,817	ILFC E-Capital Trust II, 144A, (5)	4.150%	12/21/65	BB+	5,624,502
3,075	JPMorgan Chase & Co	4.600%	N/A (4)	BBB	3,139,267
3,692	Voya Financial Inc., (5)	6.125%	N/A (4)	BBB–	4,001,205
	Total Diversified Financial Services				28,553,214

	Electric Utilities – 2.7%

2,550	AES Gener SA, 144A, (5)	6.350%	10/07/79	BB	2,663,475
2,370	Electricite de France SA, 144A	5.250%	N/A (4)	BBB	2,493,240
9,150	Emera Inc., (5)	6.750%	6/15/76	BBB–	10,524,330
	Total Electric Utilities				15,681,045

	Equity Real Estate Investment Trust – 2.2%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	BB+	12,943,645

	Food Products – 4.0%

2,360	Dairy Farmers of America Inc., 144A, (3)	7.125%	N/A (4)	BB+	2,178,280
2,665	Land O’ Lakes Inc., 144A	7.250%	N/A (4)	BB	2,525,087
12,520	Land O’ Lakes Inc., 144A	8.000%	N/A (4)	BB	12,582,600
6,993	Land O’ Lakes Inc., 144A	7.000%	N/A (4)	BB	6,433,560
	Total Food Products				23,719,527

	Independent Power & Renewable Electricity Producers – 0.2%

1,240	AES Gener SA, 144A, (5)	7.125%	3/26/79	BB	1,326,755

	Industrial Conglomerates – 3.5%

20,982	General Electric Co, (3)	5.000%	N/A (4)	BBB–	20,751,408

	Insurance – 12.8%

1,920	Aegon NV, (3)	5.500%	4/11/48	Baa1	2,124,499
3,930	American International Group Inc., (3), (5)	5.750%	4/01/48	Baa2	4,441,293
8,750	Assurant Inc., (5)	7.000%	3/27/48	BB+	9,900,101
19,800	Assured Guaranty Municipal Holdings Inc., 144A, (3), (5)	6.400%	12/15/66	BBB+	21,026,808
1,965	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,034,525
5,030	MetLife Inc., 144A, (5)	9.250%	4/08/38	BBB	7,570,150
1,580	MetLife Inc., (5)	5.875%	N/A (4)	BBB	1,786,506
6,759	Provident Financing Trust I, (5)	7.405%	3/15/38	Baa3	8,414,955
11,560	QBE Insurance Group Ltd, 144A, (3), (5)	7.500%	11/24/43	Baa1	13,066,846
2,650	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	2,974,493
2,200	Swiss Re Finance Luxembourg SA, 144A, (5)	5.000%	4/02/49	A	2,499,750
	Total Insurance				75,839,926

	Metals & Mining – 0.7%

2,290	BHP Billiton Finance USA Ltd, 144A, (5)	6.250%	10/19/75	BBB+	2,346,563
1,395	BHP Billiton Finance USA Ltd, 144A, (5)	6.750%	10/19/75	BBB+	1,639,125
	Total Metals & Mining				3,985,688

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 1.5%

5,610	CenterPoint Energy Inc.	6.125%	N/A (4)	BBB–	$5,974,650
2,815	NiSource Inc.	5.650%	N/A (4)	BBB–	2,941,675
	Total Multi-Utilities				8,916,325

	Oil, Gas & Consumable Fuels – 0.6%

1,145	MPLX LP	6.875%	N/A (4)	BB+	1,153,588
1,935	TransCanada Trust	5.500%	9/15/79	BBB	2,087,381
	Total Oil, Gas & Consumable Fuels				3,240,969

	U.S. Agency – 0.4%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	BBB	1,259,739
1	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	780,200
	Total U.S. Agency				2,039,939

	Wireless Telecommunication Services – 0.7%

3,555	Vodafone Group PLC, (3)	7.000%	4/04/79	BB+	4,192,144
	Total $1,000 Par (or similar) Institutional Preferred (cost $380,919,243)				410,674,999

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 45.7% (30.6% of Total Investments) (7)

	Banks – 38.8%

$3,400	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$3,905,750
9,285	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (4)	Ba2	9,769,677
6,200	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	6,603,000
2,140	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (4)	BB	2,398,940
4,800	Banco Santander SA, Reg S	7.500%	N/A (4)	Ba1	5,341,037
2,300	Barclays PLC	8.000%	N/A (4)	BB+	2,595,803
7,300	Barclays PLC	7.750%	N/A (4)	BB+	7,993,500
7,505	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	8,124,012
750	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB–	886,875
11,945	BNP Paribas SA, 144A	7.375%	N/A (4)	BBB–	13,878,895
3,975	BNP Paribas SA, 144A	6.625%	N/A (4)	BBB–	4,332,750
7,035	Credit Agricole SA, 144A, (3)	7.875%	N/A (4)	BBB–	8,002,312
14,069	Credit Agricole SA, 144A, (3)	8.125%	N/A (4)	BBB–	17,070,199
1,800	Credit Agricole SA, 144A	6.875%	N/A (4)	BBB–	1,986,750
12,636	HSBC Holdings PLC	6.375%	N/A (4)	Baa3	13,812,664
2,210	HSBC Holdings PLC	6.000%	N/A (4)	Baa3	2,370,225
2,774	ING Groep NV, Reg S	6.875%	N/A (4)	BBB–	2,968,180
5,340	ING Groep NV, (3)	6.500%	N/A (4)	BBB–	5,880,408
4,780	ING Groep NV	5.750%	N/A (4)	BBB–	5,116,990
6,019	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (4)	BB–	6,748,804
17,565	Lloyds Banking Group PLC, (3), (5)	7.500%	N/A (4)	Baa3	19,684,217
3,050	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	BB+	3,240,625
3,335	Nordea Bank Abp, 144A, (3)	6.625%	N/A (4)	BBB	3,762,247
5,660	Royal Bank of Scotland Group PLC	8.000%	N/A (4)	BB+	6,604,541
6,200	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	BB+	6,696,000
2,605	Societe Generale SA, 144A, (3)	8.000%	N/A (4)	BB+	3,096,694
1,590	Societe Generale SA, 144A	7.375%	N/A (4)	BB+	1,754,422
6,163	Societe Generale SA, 144A	7.875%	N/A (4)	BB+	6,964,190
4,253	Societe Generale SA, 144A, (3)	6.750%	N/A (4)	BB+	4,779,309
5,470	Standard Chartered PLC, 144A, (3)	7.500%	N/A (4)	Ba1	5,846,063
5,830	Standard Chartered PLC, 144A, (3)	7.750%	N/A (4)	Ba1	6,442,150
16,927	UBS Group AG, Reg S	7.000%	N/A (4)	BBB–	19,283,543
3,735	UBS Group AG, 144A, (5)	7.000%	N/A (4)	BBB–	4,112,646
6,390	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	7,084,912
205,036	Total Banks				229,138,330

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 6.5%

$5,570	Credit Suisse Group AG, 144A, (5)	6.375%	N/A (4)	Ba2	$6,175,738
9,321	Credit Suisse Group AG, 144A	7.250%	N/A (4)	BB	10,567,684
7,787	Credit Suisse Group AG, 144A, (3)	7.500%	N/A (4)	BB	8,827,701
7,525	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (4)	BB	8,291,421
4,080	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	4,575,718
34,283	Total Capital Markets				38,438,262

	Diversified Financial Services – 0.4%

2,290	ING Groep NV, Reg S	6.750%	N/A (4)	BBB–	2,516,252
$241,609	Total Contingent Capital Securities (cost $248,897,767)				270,092,844

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.0% (22.8% of Total Investments)

	Banks – 7.7%

32,689	Citigroup Inc.	7.125%		BB+	$949,942
162,500	CoBank ACB, 144A, (8)	6.250%		BBB+	17,387,500
62,728	CoBank ACB, (8)	6.200%		BBB+	6,837,352
119,833	Fifth Third Bancorp	6.625%		Baa3	3,503,917
154,612	Huntington Bancshares Inc.	6.250%		Baa3	4,057,019
54,100	KeyCorp	6.125%		Baa3	1,628,951
207,078	Regions Financial Corp	6.375%		BB+	5,928,643
80,200	Regions Financial Corp	5.700%		BB+	2,286,502
117,500	Synovus Financial Corp	5.875%		BB–	3,158,400
	Total Banks				45,738,226

	Capital Markets – 4.0%

54,600	Goldman Sachs Group Inc.	5.500%		Ba1	1,470,378
160,656	Morgan Stanley	7.125%		BB+	4,731,319
227,700	Morgan Stanley	6.875%		BB+	6,548,652
166,900	Morgan Stanley	5.850%		BB+	4,800,044
164,900	Morgan Stanley	6.375%		BB+	4,749,120
46,250	State Street Corp	5.350%		Baa1	1,319,513
	Total Capital Markets				23,619,026

	Consumer Finance – 1.7%

173,726	GMAC Capital Trust I, (5)	7.695%		BB–	4,629,798
208,600	Synchrony Financial	5.625%		BB–	5,434,030
	Total Consumer Finance				10,063,828

	Diversified Financial Services – 3.3%

88,300	AgriBank FCB, (8)	6.875%		BBB+	9,536,400
105,500	Equitable Holdings Inc.	5.250%		BBB–	2,769,375
261,100	Voya Financial Inc.	5.350%		BBB–	7,297,745
	Total Diversified Financial Services				19,603,520

	Food Products – 2.9%

100,400	CHS Inc.	7.875%		N/R	2,796,140
166,429	CHS Inc.	7.100%		N/R	4,676,655
180,399	CHS Inc.	6.750%		N/R	4,973,600
24,000	Dairy Farmers of America Inc., 144A, (8)	7.875%		BB+	2,400,000
20,500	Dairy Farmers of America Inc., 144A, (8)	7.875%		BB+	2,039,750
	Total Food Products				16,886,145

	Insurance – 7.2%

256,300	American Equity Investment Life Holding Co	5.950%		BB	6,730,438
330,543	Aspen Insurance Holdings Ltd	5.950%		BBB–	9,384,116
62,000	Aspen Insurance Holdings Ltd	5.625%		BBB–	1,658,500
164,300	Athene Holding Ltd	6.350%		BBB–	4,698,980
108,900	Axis Capital Holdings Ltd	5.500%		BBB	2,841,201

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	Insurance (continued)

70,700	Delphi Financial Group Inc., (5), (8)	5.100%	BBB–	$1,626,100
119,500	Enstar Group Ltd, (5)	7.000%	BB+	3,463,110
65,400	Globe Life Inc.	6.125%	BBB+	1,752,720
200,629	Maiden Holdings North America Ltd, (5)	7.750%	N/R	4,700,737
200,600	Reinsurance Group of America Inc., (5)	5.750%	BBB+	5,917,700
	Total Insurance			42,773,602

	Oil, Gas & Consumable Fuels – 1.4%

115,200	NuStar Energy LP	8.500%	B1	2,845,440
88,000	NuStar Energy LP	7.625%	B1	2,000,240
124,769	NuStar Logistics LP, (5)	8.565%	B1	3,302,636
	Total Oil, Gas & Consumable Fuels			8,148,316

	Thrifts & Mortgage Finance – 2.1%

142,108	Federal Agricultural Mortgage Corp	6.000%	N/R	3,808,494
293,887	New York Community Bancorp Inc.	6.375%	Ba2	8,399,291
	Total Thrifts & Mortgage Finance			12,207,785

	Trading Companies & Distributors – 0.5%

96,500	Air Lease Corp, (5)	6.150%	BB+	2,689,455

	U.S. Agency – 3.2%

177,100	Farm Credit Bank of Texas, 144A, (5), (8)	6.750%	Baa1	19,126,800
	Total $25 Par (or similar) Retail Preferred (cost $185,838,780)			200,856,703
	Total Long-Term Investments (cost $815,655,790)			881,624,546
	Borrowings – (39.8)% (9), (10)			(235,000,000)
	Reverse Repurchase Agreements – (10.2)% (11)			(60,000,000)
	Other Assets Less Liabilities – 0.7% (12)			4,028,803
	Net Assets Applicable to Common Shares – 100%			$590,653,349

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(248)	3/20	$(32,118,311)	$(32,650,750)	$(532,439)	$(85,250)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$(3,376,252)	$(3,376,252)
Morgan Stanley Capital Services, LLC	45,000,000	Receive	1-Month LIBOR	2.333%	Monthly	7/01/19	10/01/23	7/01/24	(2,219,357)	(2,219,357)
Total	$157,000,000								$(5,595,609)	$(5,595,609)
Total unrealized depreciation on interest rate swaps										$(5,595,609)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $216,188,387.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $153,041,566 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 26.7%.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $529,758,190 have been pledged as collateral for borrowings.

(11)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.8%.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 154.4% (98.3% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 71.5% (45.5% of Total Investments)

	Automobiles – 0.0%

$1,000	General Motors Financial Co Inc., (3)	5.750%	N/A (4)	BB+	$1,006,500

	Banks – 25.6%

19,300	Bank of America Corp	6.500%	N/A (4)	BBB–	21,809,000
17,000	Bank of America Corp	6.300%	N/A (4)	BBB–	19,794,290
12,300	Bank of America Corp	6.100%	N/A (4)	BBB–	13,788,423
7,000	Citigroup Inc.	6.250%	N/A (4)	BB+	7,989,660
48,000	Citigroup Inc., (3), (5)	6.125%	N/A (4)	Ba1	49,466,400
8,500	Citigroup Inc.	5.950%	N/A (4)	BB+	9,286,250
24,389	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	24,480,459
10,000	Citizens Financial Group Inc.	6.000%	N/A (4)	BB+	10,550,000
1,000	Citizens Financial Group Inc., (5)	6.375%	N/A (4)	BB+	1,070,000
18,000	CoBank ACB	6.250%	N/A (4)	BBB+	19,931,400
1,250	DNB Bank ASA	2.188%	N/A (4)	Baa2	960,938
1,250	DNB Bank ASA	2.188%	N/A (4)	Baa2	960,938
25,580	First Union Capital II, (3), (5)	7.950%	11/15/29	Baa1	35,687,810
30,000	HSBC Capital Funding Dollar 1 LP, 144A, (3)	10.176%	N/A (4)	Baa2	49,511,100
3,600	JPMorgan Chase & Co	8.750%	9/01/30	Baa1	5,388,950
7,000	JPMorgan Chase & Co, (5)	6.100%	N/A (4)	Baa2	7,723,870
54,000	JPMorgan Chase & Co	6.750%	N/A (4)	Baa2	60,877,440
12,338	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.470% spread), (6)	5.240%	N/A (4)	Baa2	12,412,151
4,900	JPMorgan Chase & Co	5.300%	N/A (4)	Baa2	4,934,643
8,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	10,429,464
12,000	Lloyds Bank PLC, 144A, (5)	12.000%	N/A (4)	Baa3	14,672,640
20,900	Lloyds Bank PLC, Reg S	12.000%	N/A (4)	Baa3	25,557,356
2,450	Lloyds Banking Group PLC, 144A	6.657%	N/A (4)	Baa3	2,989,000
28,700	PNC Financial Services Group Inc., (3)	6.750%	N/A (4)	Baa2	30,576,406
25,000	Standard Chartered PLC, 144A, (3)	7.014%	N/A (4)	Ba1	30,712,250
42,000	Truist Financial Corp	4.800%	N/A (4)	Baa2	43,309,140
16,823	Wells Fargo & Co, (3-Month LIBOR reference rate + 3.770% spread), (6)	5.664%	N/A (4)	Baa2	16,928,985
3,000	Wells Fargo & Co, (3)	5.875%	N/A (4)	Baa2	3,388,830
	Total Banks				535,187,793

	Capital Markets – 3.2%

10,400	Bank of New York Mellon Corp	4.950%	N/A (4)	Baa1	10,510,136
18,700	Charles Schwab Corp	7.000%	N/A (4)	BBB	20,394,781
6,000	Goldman Sachs Group Inc.	5.500%	N/A (4)	Ba1	6,456,660
6,600	Goldman Sachs Group Inc.	4.950%	N/A (4)	Ba1	6,897,000
5,000	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	5,037,250
942	Goldman Sachs Group Inc., (3-Month LIBOR reference rate + 3.884% spread), (6)	5.785%	N/A (4)	Ba1	943,178
5,900	Morgan Stanley	5.550%	N/A (4)	BB+	5,984,075
10,000	State Street Corp, (3-Month LIBOR reference rate + 1.000% spread), (6)	2.894%	6/15/47	A3	8,875,000
2,600	State Street Corp	5.250%	N/A (4)	Baa1	2,648,750
	Total Capital Markets				67,746,830

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 0.8%

16,987	Capital One Financial Corp	5.550%	N/A (4)	Baa3	$17,114,403

	Diversified Financial Services – 3.8%

2,861	Bank of America Corp, (5)	8.050%	6/15/27	Baa2	3,772,458
10,000	Citigroup Inc.	4.700%	N/A (4)	BB+	10,184,500
9,250	Citigroup Inc.	5.950%	N/A (4)	BB+	9,874,375
6,000	JP Morgan Chase & Company	6.000%	N/A (4)	Baa2	6,468,000
14,900	JPMorgan Chase & Co	4.600%	N/A (4)	BBB	15,211,410
26,440	Voya Financial Inc., (5)	5.650%	5/15/53	BBB–	28,092,500
5,000	Voya Financial Inc.	6.125%	N/A (4)	BBB–	5,418,750
	Total Diversified Financial Services				79,021,993

	Electric Utilities – 3.9%

7,800	Duke Energy Corp	4.875%	N/A (4)	BBB	8,278,998
33,455	Emera Inc., (5)	6.750%	6/15/76	BBB–	38,479,941
1,000	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.068% spread), (5), (6)	3.977%	10/01/66	BBB	945,000
11,450	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.125% spread), (5), (6)	4.019%	6/15/67	BBB	10,777,083
1,600	NextEra Energy Capital Holdings Inc.	4.800%	12/01/77	BBB	1,680,802
21,482	PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (5), (6)	4.626%	3/30/67	BBB	21,015,841
	Total Electric Utilities				81,177,665

	Food Products – 0.3%

6,705	Dairy Farmers of America Inc., 144A, (5)	7.125%	N/A (4)	BB+	6,188,715

	Insurance – 24.7%

3,598	ACE Capital Trust II	9.700%	4/01/30	BBB+	5,504,940
9,800	AIG Life Holdings Inc., (5)	8.500%	7/01/30	Baa2	13,351,311
4,400	Allstate Corp, (5)	5.750%	8/15/53	Baa1	4,763,000
1,200	Allstate Corp	6.500%	5/15/57	Baa1	1,554,000
20,000	American International Group Inc., (5)	5.750%	4/01/48	Baa2	22,602,000
13,605	American International Group Inc., (5)	8.175%	5/15/58	Baa2	18,978,975
2,299	Aon Corp, (5)	8.205%	1/01/27	BBB	2,977,205
6,210	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.750%	8/15/50	BBB+	6,854,287
2,100	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.625%	8/15/52	BBB+	2,346,709
16,550	AXA SA, (5)	8.600%	12/15/30	A3	24,533,058
17,819	AXA SA, 144A	6.379%	N/A (4)	Baa1	23,610,175
900	AXA SA, Reg S	5.500%	N/A (4)	A3	918,054
2,200	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,277,840
14,550	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A	16,442,664
1,200	Everest Reinsurance Holdings Inc., (3-Month LIBOR reference rate + 2.385% spread), (5), (6)	4.295%	5/15/37	BBB	1,160,724
5,521	Hartford Financial Services Group Inc., (3-Month LIBOR reference rate + 2.125% spread), 144A, (5), (6)	4.035%	2/12/47	BBB–	5,313,963
31,200	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	34,008,000
30,860	Liberty Mutual Group Inc., 144A, (5)	7.800%	3/15/37	Baa3	40,889,500
10,390	Lincoln National Corp, (3-Month LIBOR reference rate + 2.040% spread), (5), (6)	3.859%	4/20/67	BBB	8,935,400
19,800	M&G PLC, Reg S	6.500%	10/20/48	A3	23,091,750
6,800	Meiji Yasuda Life Insurance Co, 144A, (5)	5.100%	4/26/48	A–	7,729,968
29,600	MetLife Capital Trust IV, 144A, (3), (5)	7.875%	12/15/37	BBB	40,256,000
36,531	MetLife Inc., 144A	9.250%	4/08/38	BBB	54,979,155
3,000	MetLife Inc., (5)	10.750%	8/01/39	BBB	5,024,250
4,652	MetLife Inc.	5.250%	N/A (4)	BBB	4,687,123
15,000	Mitsui Sumitomo Insurance Co Ltd, 144A	4.950%	N/A (4)	A–	16,865,550
41,904	Nationwide Financial Services Inc., (3), (5)	6.750%	5/15/37	Baa2	49,312,627
3,890	Progressive Corp	5.375%	N/A (4)	BBB+	4,094,225
6,225	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	6,691,875
27,180	Prudential Financial Inc., (5)	5.625%	6/15/43	BBB+	29,394,376

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

24,400	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	$27,724,500
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/01/45	A	9,126,300
	Total Insurance				515,999,504

	Metals & Mining – 1.2%

21,315	BHP Billiton Finance USA Ltd, 144A, (5)	6.750%	10/19/75	BBB+	25,045,125

	Multi-Utilities – 1.6%

27,720	Dominion Energy Inc.	4.650%	N/A (4)	BBB–	28,755,896
2,000	NiSource Inc.	5.650%	N/A (4)	BBB–	2,090,000
3,000	WEC Energy Group Inc., (3-Month LIBOR reference rate + 2.113% spread), (5), (6)	4.022%	5/15/67	BBB	2,790,717
	Total Multi-Utilities				33,636,613

	Oil, Gas & Consumable Fuels – 1.9%

8,200	Enbridge Inc., (5)	6.250%	3/01/78	BBB–	8,950,382
3,000	Enterprise Products Operating LLC, (5)	5.250%	8/16/77	Baa2	3,099,000
24,530	Transcanada Trust, (5)	5.875%	8/15/76	BBB	26,615,050
1,500	Transcanada Trust	5.500%	9/15/79	BBB	1,618,125
	Total Oil, Gas & Consumable Fuels				40,282,557

	Road & Rail – 1.4%

25,485	BNSF Funding Trust I	6.613%	12/15/55	A–	28,543,200

	U.S. Agency – 0.2%

4,000	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	BBB	4,270,300

	Wireless Telecommunication Services – 2.9%

59	Centaur Funding Corp, 144A, (5)	9.080%	4/21/20	BBB–	60,441,402
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,335,338,635)				1,495,662,600

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 62.1% (39.5% of Total Investments) (7)

	Banks – 53.1%

$46,739	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$53,691,426
12,800	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	13,632,000
5,000	Banco Santander SA, Reg S	7.500%	N/A (4)	Ba1	5,563,580
7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB+	7,894,390
26,000	Barclays PLC	8.000%	N/A (4)	BB+	29,343,860
63,300	Barclays PLC	7.750%	N/A (4)	BB+	69,313,500
31,100	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	33,665,128
5,500	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB–	6,503,750
38,585	BNP Paribas SA, 144A	7.375%	N/A (4)	BBB–	44,831,911
10,000	BNP Paribas SA, Reg S, (5)	7.375%	N/A (4)	BBB–	11,619,000
58,750	BNP Paribas SA, 144A, (3)	7.625%	N/A (4)	BBB–	61,834,375
19,653	Credit Agricole SA, 144A, (3)	7.875%	N/A (4)	BBB–	22,355,287
31,550	Credit Agricole SA, 144A, (3)	8.125%	N/A (4)	BBB–	38,280,246
4,466	Credit Agricole SA, Reg S	8.125%	N/A (4)	BBB–	5,418,687
11,588	Danske Bank A/S, Reg S	6.125%	N/A (4)	BB+	12,326,735
600	Danske Bank A/S, Reg S	7.000%	N/A (4)	BB+	668,250
11,000	DNB Bank ASA, Reg S	5.750%	N/A (4)	BBB	11,033,000
17,200	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	18,296,500
4,800	HSBC Holdings PLC, (5)	6.250%	N/A (4)	Baa3	5,082,000
10,000	HSBC Holdings PLC, (5)	6.500%	N/A (4)	Baa3	11,137,500
5,000	HSBC Holdings PLC	6.375%	N/A (4)	Baa3	5,465,600
1,600	HSBC Holdings PLC, (5)	6.000%	N/A (4)	Baa3	1,716,000
66,505	HSBC Holdings PLC, (3)	6.875%	N/A (4)	Baa3	69,719,187

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$9,700	ING Groep NV, Reg S	6.875%	N/A (4)	BBB–	$10,379,000
26,700	ING Groep NV	6.500%	N/A (4)	BBB–	29,402,040
3,134	ING Groep NV	6.000%	N/A (4)	BBB–	3,149,983
9,600	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB–	10,764,000
73,428	Lloyds Banking Group PLC, (3)	7.500%	N/A (4)	Baa3	82,287,088
4,800	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	5,490,000
5,075	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	BB+	5,392,188
35,090	Nordea Bank Abp, 144A, (3)	6.125%	N/A (4)	BBB	37,897,200
18,988	Nordea Bank Abp, Reg S, (3), (8)	6.125%	N/A (4)	BBB	20,507,040
26,400	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB	29,782,104
72,886	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	BB+	74,562,378
22,075	Royal Bank of Scotland Group PLC, (3)	8.000%	N/A (4)	BB+	25,758,876
12,000	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	BB+	12,960,000
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (4)	BBB	1,041,250
5,400	Societe Generale SA, 144A	7.375%	N/A (4)	BB+	5,749,920
73,300	Societe Generale SA, 144A, (3)	8.000%	N/A (4)	BB+	87,135,375
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	10,170,000
4,550	Societe Generale SA, 144A, (3)	6.750%	N/A (4)	BB+	5,113,063
15,000	Standard Chartered PLC, 144A	7.500%	N/A (4)	Ba1	16,031,250
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	Ba1	14,365,000
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	Ba1	5,023,125
2,000	Standard Chartered PLC, Reg S, (3)	6.500%	N/A (4)	Ba1	2,006,776
25,786	Svenska Handelsbanken AB, Reg S	5.250%	N/A (4)	BBB+	26,353,705
12,000	Swedbank AB, Reg S	6.000%	N/A (4)	BBB	12,570,000
16,609	UBS Group AG, Reg S	7.000%	N/A (4)	BBB–	18,921,272
3,000	UBS Group AG, 144A	7.000%	N/A (4)	BBB–	3,303,330
15,000	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	16,631,250
1,008,957	Total Banks				1,112,139,125

	Capital Markets – 9.0%

3,000	Credit Suisse Group AG, 144A	6.375%	N/A (4)	Ba2	3,326,250
12,000	Credit Suisse Group AG, 144A	7.250%	N/A (4)	BB	13,605,000
58,000	Credit Suisse Group AG, 144A, (3), (5)	7.500%	N/A (4)	BB	65,751,468
20,000	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB	22,673,320
1,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	BB	1,833,875
4,900	Credit Suisse Group AG, 144A	6.250%	N/A (4)	BB	5,401,976
11,000	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB	12,120,350
12,178	UBS Group AG, Reg S	7.125%	N/A (4)	BBB–	12,191,517
11,700	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	12,144,460
35,100	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	39,364,633
169,578	Total Capital Markets				188,412,849
$1,178,535	Total Contingent Capital Securities (cost $1,190,985,315)				1,300,551,974

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 17.7% (11.3% of Total Investments)

	Banks – 6.4%

161,300	Bank of America Corp	5.375%		BBB–	$4,314,775
645,113	Citigroup Inc.	6.875%		BB+	18,746,984
47,500	CoBank ACB, 144A, (9)	6.250%		BBB+	5,082,500
53,000	CoBank ACB, (9)	6.200%		BBB+	5,777,000
84,563	Fifth Third Bancorp	6.625%		Baa3	2,472,622
724,000	KeyCorp	6.125%		Baa3	21,799,640
2,158,300	PNC Financial Services Group Inc.	6.125%		Baa2	59,310,084
189,200	Regions Financial Corp	5.700%		BB+	5,394,092
249,285	Wells Fargo & Co	5.850%		Baa2	6,775,566
182,000	Wells Fargo & Co	5.625%		Baa2	4,823,000
	Total Banks				134,496,263

	Capital Markets – 1.7%

124,248	Affiliated Managers Group Inc.	5.875%		Baa1	3,403,153
369,239	Goldman Sachs Group Inc.	5.500%		Ba1	9,943,606

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

38,534	Morgan Stanley	7.125%	BB+	$1,134,826
640,000	Morgan Stanley	5.850%	BB+	18,406,400
74,642	State Street Corp	5.900%	Baa1	2,100,426
	Total Capital Markets			34,988,411

	Consumer Finance – 0.2%

111,540	Capital One Financial Corp	5.000%	Baa3	2,849,847

	Diversified Financial Services – 1.5%

105,300	AgriBank FCB, (9)	6.875%	BBB+	11,372,400
239,000	Equitable Holdings Inc.	5.250%	BBB–	6,273,750
471,970	National Rural Utilities Cooperative Finance Corp	5.500%	A3	13,134,925
39,705	Voya Financial Inc.	5.350%	BBB–	1,109,755
	Total Diversified Financial Services			31,890,830

	Electric Utilities – 1.8%

160,000	Alabama Power Co	5.000%	A3	4,430,400
200,000	Duke Energy Corp	5.750%	BBB	5,650,000
16,000	Entergy Texas Inc.	5.375%	BBB–	426,400
299,756	Integrys Holding Inc., (5), (9)	6.000%	BBB	8,243,290
114,962	Interstate Power & Light Co	5.100%	BBB	2,926,933
202,000	NextEra Energy Capital Holdings Inc.	5.650%	BBB	5,589,340
86,891	Southern Co	5.250%	BBB	2,304,349
310,000	Southern Co	4.950%	BBB	7,901,900
	Total Electric Utilities			37,472,612

	Equity Real Estate Investment Trust – 1.0%

2,100	Kimco Realty Corp	5.250%	Baa2	55,797
82,301	Prologis Inc., (9)	8.540%	BBB	6,007,973
245,000	Public Storage	5.600%	A3	6,864,900
4,343	Public Storage	4.875%	A3	114,091
213,400	Public Storage	4.750%	A3	5,576,142
69,865	SITE Centers Corp, (5)	6.250%	Ba1	1,812,997
	Total Equity Real Estate Investment Trust			20,431,900

	Food Products – 0.6%

91,900	Dairy Farmers of America Inc., 144A, (9)	7.875%	BB+	9,190,000
32,500	Dairy Farmers of America Inc., 144A, (9)	7.875%	BB+	3,233,750
	Total Food Products			12,423,750

	Insurance – 2.5%

608,741	Allstate Corp, (5)	5.100%	Baa1	16,716,028
73,339	American Financial Group Inc./OH	5.875%	Baa2	2,033,690
39,193	Arch Capital Group Ltd	5.250%	BBB	1,016,666
1,331	Arch Capital Group Ltd	5.450%	BBB	35,391
307,730	Hartford Financial Services Group Inc., (5)	7.875%	Baa2	8,745,687
30,000	MetLife Inc.	4.750%	BBB	767,400
416,864	Prudential PLC	6.750%	BBB+	11,467,929
416,100	Reinsurance Group of America Inc., (5)	6.200%	BBB+	11,513,487
10,000	WR Berkley Corp, (5)	5.625%	Baa2	256,900
	Total Insurance			52,553,178

	Multi-Utilities – 0.9%

188,300	Algonquin Power & Utilities Corp	6.200%	BB+	5,458,817
2,000	Algonquin Power & Utilities Corp	6.875%	BB+	56,840
280,000	DTE Energy Co	5.250%	BBB–	7,445,200
244,972	WR Berkley Corp	5.100%	BBB–	6,359,473
	Total Multi-Utilities			19,320,330

Shares	Description (1)	Coupon		Ratings (2)	Value

	U.S. Agency – 0.9%

177,750	Farm Credit Bank of Texas, 144A, (3), (5), (9)	6.750%		Baa1	$19,197,000

	Wireless Telecommunication Services – 0.2%
46,323	Telephone & Data Systems Inc.	7.000%		BB+	1,192,817
131,990	Telephone & Data Systems Inc., (5)	6.875%		BB+	3,421,181
11,826	United States Cellular Corp, (5)	7.250%		Ba1	310,669
	Total Wireless Telecommunication Services				4,924,667
	Total $25 Par (or similar) Retail Preferred (cost $338,061,824)				370,548,788

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 1.3% (0.8% of Total Investments)

966,571	BlackRock Credit Allocation Income Trust				$13,899,291
646,421	John Hancock Preferred Income Fund III				12,682,780
	Total Investment Companies (cost $34,063,200)				26,582,071

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.9% (0.6% of Total Investments)

	Banks – 0.9%

12,640	Wells Fargo & Co	7.500%		Baa2	$19,535,878
	Total Convertible Preferred Securities (cost $15,131,410)				19,535,878

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.9% (0.6% of Total Investments)

	Insurance – 0.8%

$5,000	AIG Life Holdings Inc., 144A, (5), (11)	8.125%	3/15/46	Baa2	$7,062,500
6,150	Liberty Mutual Insurance Co, 144A, (5)	7.697%	10/15/97	BBB+	9,396,628
11,150	Total Insurance				16,459,128

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A, (5)	7.000%	3/28/73	BB+	1,764,000
$12,750	Total Corporate Bonds (cost $14,858,880)				18,223,128
	Total Long-Term Investments (cost $2,928,439,264)				3,231,104,439

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.7% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.7% (1.7% of Total Investments)

$57,092	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $57,095,470, collateralized by $57,415,000 U.S. Treasury Notes, 1.625%, due 10/31/26, value $58,235,747	0.650%	2/03/20		$57,092,377
	Total Short-Term Investments (cost $57,092,377)				57,092,377
	Total Investments (cost $2,985,531,641) – 157.1%				3,288,196,816
	Borrowings – (43.4)% (12), (13)				(908,300,000)
	Reverse Repurchase Agreements – (14.8)% (8)				(310,000,000)
	Other Assets Less Liabilities – 1.1% (14)				23,432,804
	Net Assets Applicable to Common Shares – 100%				$2,093,329,620

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(30,289,081)	$(30,289,081)
Morgan Stanley Capital Services, LLC	90,000,000	Receive	1-Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	(8,228,422)	(8,228,422)
Total	$611,000,000								$(38,517,503)	$(38,517,503)
Total unrealized depreciation on interest rate swaps										$(38,517,503)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $754,517,686.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $488,508,012 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Reverse Repurchase Agreements as a percentage of Total Investments is 9.4%.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(12)	Borrowings as a percentage of Total Investments is 27.6%.

(13)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,899,709,084 have been pledged as collateral for borrowings.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 124.2% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 87.7% (70.6% of Total Investments)

	Automobiles – 2.0%

$3,484	General Motors Financial Co Inc.	5.750%	N/A (3)	BB+	$3,506,646

	Banks – 33.0%

1,540	Bank of America Corp	6.250%	N/A (3)	BBB–	1,715,175
2,960	Bank of America Corp	6.500%	N/A (3)	BBB–	3,344,800
1,835	Bank of America Corp	6.300%	N/A (3)	BBB–	2,136,619
465	Bank of America Corp	6.100%	N/A (3)	BBB–	521,270
1,695	Barclays Bank PLC, 144A	10.179%	6/12/2021	A–	1,876,390
525	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	591,938
660	CIT Group Inc.	5.800%	N/A (3)	Ba3	676,500
1,530	Citigroup Inc.	6.250%	N/A (3)	BB+	1,746,311
1,970	Citigroup Inc.	5.000%	N/A (3)	BB+	2,063,299
2,712	Citigroup Inc.	5.950%	N/A (3)	BB+	2,962,860
910	Citigroup Inc.	6.300%	N/A (3)	BB+	987,905
890	Citizens Financial Group Inc.	6.375%	N/A (3)	BB+	952,300
933	CoBank ACB	6.250%	N/A (3)	BBB+	1,033,111
1,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	1,175,531
805	First Union Capital II	7.950%	11/15/29	Baa1	1,123,092
805	JPMorgan Chase & Co	6.100%	N/A (3)	Baa2	888,245
4,085	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	4,605,266
1,235	JPMorgan Chase & Co	5.300%	N/A (3)	Baa2	1,243,732
2,270	JPMorgan Chase & Co	5.000%	N/A (3)	Baa2	2,374,420
4,845	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	5,924,078
1,200	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,311,000
465	M&T Bank Corp	6.450%	N/A (3)	Baa2	516,499
1,266	PNC Financial Services Group Inc.	5.000%	N/A (3)	Baa2	1,366,482
480	PNC Financial Services Group Inc.	6.750%	N/A (3)	Baa2	511,382
1,835	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	BBB–	2,653,318
3,925	Truist Financial Corp	4.800%	N/A (3)	Baa2	4,047,342
1,100	Truist Financial Corp	5.050%	N/A (3)	Baa2	1,133,000
400	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (4)	2.978%	N/A (3)	A3	358,404
1,035	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	1,051,819
661	Wells Fargo & Co, (3-Month LIBOR reference rate + 3.770% spread), (4)	5.664%	N/A (3)	Baa2	665,164
3,425	Wells Fargo & Co	5.875%	N/A (3)	Baa2	3,868,914
910	Wells Fargo & Co	5.900%	N/A (3)	Baa2	989,088
355	Zions Bancorp NA	7.200%	N/A (3)	BB+	391,388
	Total Banks				56,806,642

	Capital Markets – 5.6%

1,750	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	2,390,938
1,328	Goldman Sachs Group Inc.	5.500%	N/A (3)	Ba1	1,429,074
3,934	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	4,278,225
1,545	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	1,556,510
	Total Capital Markets				9,654,747

	Commercial Services & Supplies – 2.0%

2,085	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	2,319,563
955	AerCap Holdings NV	5.875%	10/10/79	BB+	1,021,850
	Total Commercial Services & Supplies				3,341,413

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.7%

720	American Express Co, (3-Month LIBOR reference rate + 3.428% spread), (4)	5.338%	N/A (3)	Baa2	$724,500
955	Capital One Financial Corp	5.550%	N/A (3)	Baa3	962,162
1,075	Discover Financial Services	5.500%	N/A (3)	Ba2	1,140,844
	Total Consumer Finance				2,827,506

	Diversified Financial Services – 4.2%

580	Citigroup Inc.	4.700%	N/A (3)	BB+	590,701
2	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,180,000
1,620	ILFC E-Capital Trust II, 144A	4.150%	12/21/65	BB+	1,336,613
895	JPMorgan Chase & Co	4.600%	N/A (3)	BBB	913,706
2,070	Voya Financial Inc.	6.125%	N/A (3)	BBB–	2,243,362
	Total Diversified Financial Services				7,264,382

	Electric Utilities – 4.2%

725	AES Gener SA, 144A	6.350%	10/07/79	BB	757,262
1,270	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,336,040
4,500	Emera Inc.	6.750%	6/15/76	BBB–	5,175,900
	Total Electric Utilities				7,269,202

	Food Products – 4.9%

2,100	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	BB+	1,938,300
2,800	Land O’ Lakes Inc., 144A	7.250%	N/A (3)	BB	2,653,000
1,550	Land O’ Lakes Inc., 144A	8.000%	N/A (3)	BB	1,557,750
2,525	Land O’ Lakes Inc., 144A	7.000%	N/A (3)	BB	2,323,000
	Total Food Products				8,472,050

	Independent Power & Renewable Electricity Producers – 0.2%

355	AES Gener SA, 144A	7.125%	3/26/79	BB	379,837

	Industrial Conglomerates – 3.2%

5,567	General Electric Co	5.000%	N/A (3)	BBB–	5,505,819

	Insurance – 18.2%

780	Aegon NV	5.500%	4/11/48	Baa1	863,078
1,530	American International Group Inc.	5.750%	4/01/48	Baa2	1,729,053
3,230	Assurant Inc.	7.000%	3/27/48	BB+	3,654,551
7,560	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	8,028,418
2,205	AXA SA	8.600%	12/15/30	A3	3,268,604
1,045	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	1,081,974
1,000	MetLife Inc., 144A	9.250%	4/08/38	BBB	1,505,000
1,495	MetLife Inc.	5.875%	N/A (3)	BBB	1,690,396
1,800	Provident Financing Trust I	7.405%	3/15/38	Baa3	2,241,000
5,000	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	5,651,750
818	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	918,164
600	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	681,750
	Total Insurance				31,313,738

	Metals & Mining – 1.5%

1,000	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	1,024,700
1,250	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	1,468,750
	Total Metals & Mining				2,493,450

	Multi-Utilities – 1.9%

1,495	CenterPoint Energy Inc.	6.125%	N/A (3)	BBB–	1,592,175
1,529	NiSource Inc.	5.650%	N/A (3)	BBB–	1,597,805
	Total Multi-Utilities				3,189,980

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 1.1%

865	Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	$893,545
380	MPLX LP	6.875%	N/A (3)	BB+	382,850
505	Transcanada Trust	5.500%	9/15/79	BBB	544,769
	Total Oil, Gas & Consumable Fuels				1,821,164

	U.S. Agency – 3.4%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	656,559
5	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	5,187,500
	Total U.S. Agency				5,844,059

	Wireless Telecommunication Services – 0.6%

905	Vodafone Group PLC	7.000%	4/04/79	BB+	1,067,198
	Total $1,000 Par (or similar) Institutional Preferred (cost $143,590,589)				150,757,833

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 36.5% (29.4% of Total Investments)

	Banks – 8.0%

8,122	Citigroup Inc.	7.125%		BB+	$236,026
16,050	CoBank ACB, 144A, (5)	6.250%		BBB+	1,717,350
34,640	CoBank ACB, (5)	6.200%		BBB+	3,775,760
50,000	Fifth Third Bancorp	6.625%		Baa3	1,462,000
75,000	Huntington Bancshares Inc./OH	6.250%		Baa3	1,968,000
14,200	KeyCorp	6.125%		Baa3	427,562
100,000	Regions Financial Corp	6.375%		BB+	2,863,000
20,000	Regions Financial Corp	5.700%		BB+	570,200
29,300	Synovus Financial Corp	5.875%		BB–	787,584
	Total Banks				13,807,482

	Capital Markets – 5.5%

43,200	Morgan Stanley	7.125%		BB+	1,272,240
181,800	Morgan Stanley	6.875%		BB+	5,228,568
58,300	Morgan Stanley	5.850%		BB+	1,676,708
23,100	Morgan Stanley	6.375%		BB+	665,280
22,821	State Street Corp	5.350%		Baa1	651,083
	Total Capital Markets				9,493,879

	Consumer Finance – 0.8%

52,800	Synchrony Financial	5.625%		BB–	1,375,440

	Diversified Financial Services – 4.5%

32,620	AgriBank FCB, (5)	6.875%		BBB+	3,522,960
26,200	Equitable Holdings Inc.	5.250%		BBB–	687,750
123,600	Voya Financial Inc.	5.350%		BBB–	3,454,620
	Total Diversified Financial Services				7,665,330

	Food Products – 3.4%

26,859	CHS Inc.	7.875%		N/R	748,023
68,707	CHS Inc.	7.100%		N/R	1,930,667
31,132	CHS Inc.	6.750%		N/R	858,309
81,867	CHS Inc.	7.500%		N/R	2,310,287
	Total Food Products				5,847,286

	Insurance – 9.0%

63,100	American Equity Investment Life Holding Co	5.950%		BB	1,657,006
73,215	Aspen Insurance Holdings Ltd	5.950%		BBB–	2,078,574
74,900	Aspen Insurance Holdings Ltd	5.625%		BBB–	2,003,575
93,200	Athene Holding Ltd	6.350%		BBB–	2,665,520
109,736	Delphi Financial Group Inc., (5)	5.100%		BBB–	2,523,928

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	Insurance (continued)

31,900	Enstar Group Ltd	7.000%	BB+	$924,462
65,687	Maiden Holdings North America Ltd	7.750%	N/R	1,539,046
37,716	Reinsurance Group of America Inc.	6.200%	BBB+	1,043,602
35,002	Reinsurance Group of America Inc.	5.750%	BBB+	1,032,559
	Total Insurance			15,468,272

	Oil, Gas & Consumable Fuels – 2.0%

83,400	NuStar Energy LP	8.500%	B1	2,059,980
46,600	NuStar Energy LP	7.625%	B1	1,059,218
9,796	NuStar Logistics LP	8.565%	B1	259,300
	Total Oil, Gas & Consumable Fuels			3,378,498

	Thrifts & Mortgage Finance – 2.0%

15,135	Federal Agricultural Mortgage Corp	6.000%	N/R	405,618
103,800	New York Community Bancorp Inc.	6.375%	Ba2	2,966,604
	Total Thrifts & Mortgage Finance			3,372,222

	Trading Companies & Distributors – 0.4%

28,000	Air Lease Corp	6.150%	BB+	780,360

	U.S. Agency – 0.9%

15,000	Farm Credit Bank of Texas, 144A, (5)	6.750%	Baa1	1,620,000
	Total $25 Par (or similar) Retail Preferred (cost $60,357,082)			62,808,769
	Total Long-Term Investments (cost $203,947,671)			213,566,602
	Borrowings – (24.7)% (6), (7)			(42,500,000)
	Other Assets Less Liabilities – 0.5% (8)			890,862
	Net Assets Applicable to Common Shares – 100%			$171,957,464

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(62)	3/20	$(8,029,578)	$(8,162,688)	$(133,110)	$(21,313)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Borrowings as a percentage of Total Investments is 19.9%.

(7)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2019

(Unaudited)

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,576,764,730, $815,655,790, $2,928,439,264 and $203,947,671, respectively)	$1,690,693,043	$881,624,546	$3,231,104,439	$213,566,602
Short-term investments, at value (cost approximates value)	9,945,351	—	57,092,377	—
Cash	—	—	105,001	24,561
Cash collateral at brokers for investments in futures(1)	319,997	289,997	—	75,027
Cash collateral at brokers for investments in swaps(1)	18,838,147	4,977,983	33,667,821	—
Receivable for:
Dividends	256,243	47,340	1,182,793	7,125
Interest	18,038,646	10,305,402	43,384,456	2,010,159
Investments sold	2,586,745	2,345,543	—	77,858
Reclaims	49,905	—	—	—
Other assets	347,563	61,415	637,231	251
Total assets	1,741,075,640	899,652,226	3,367,174,118	215,761,583
Liabilities
Cash overdraft	5,539,672	762,504	—	—
Borrowings	477,000,000	235,000,000	908,300,000	42,500,000
Reverse repurchase agreements	135,000,000	60,000,000	310,000,000	—
Unrealized depreciation on interest rate swaps	20,521,352	5,595,609	38,517,503	—
Payable for:
Dividends	6,196,925	3,039,667	11,300,552	784,825
Investments purchased – regular settlement	6,543,890	3,076,853	—	285,153
Variation margin on futures contracts	93,500	85,250	—	21,313
Accrued expenses:
Interest	1,278,212	616,072	2,480,699	4,005
Management fees	1,159,951	633,557	2,199,689	155,119
Trustees fees	322,861	57,924	617,921	382
Other	241,883	131,441	428,134	53,322
Total liabilities	653,898,246	308,998,877	1,273,844,498	43,804,119
Net assets applicable to common shares	$1,087,177,394	$590,653,349	$2,093,329,620	$171,957,464
Common shares outstanding	103,332,549	22,757,308	203,779,868	6,835,876
Net asset value (“NAV”) per common share outstanding	$10.52	$25.95	$10.27	$25.16
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,325	$227,573	$2,037,799	$68,359
Paid-in-surplus	1,023,294,121	534,854,086	1,839,186,122	166,014,186
Total distributable earnings	62,849,948	55,571,690	252,105,699	5,874,919
Net assets applicable to common shares	$1,087,177,394	$590,653,349	$2,093,329,620	$171,957,464
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2019

(Unaudited)

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$17,151,359	$6,982,396	$13,782,236	$2,104,376
Interest	32,053,443	18,321,589	80,852,701	4,022,589
Other	155,639	51,308	154,081	—
Tax withheld	(287)	3,234	—	—
Total investment income	49,360,154	25,358,527	94,789,018	6,126,965
Expenses
Management fees	6,741,462	3,624,457	12,665,001	907,674
Interest expense	7,982,844	3,698,457	14,953,363	583,068
Custodian fees	95,428	57,246	169,595	21,568
Trustees fees	22,347	11,515	42,272	2,898
Professional fees	40,390	30,904	55,459	20,802
Shareholder reporting expenses	75,165	40,219	147,484	12,925
Shareholder servicing agent fees	970	72	2,632	73
Stock exchange listing fees	14,656	3,459	28,901	3,459
Investor relations expenses	47,681	23,991	91,467	6,324
Other	38,937	27,730	26,105	11,315
Total expenses	15,059,880	7,518,050	28,182,279	1,570,106
Net investment income (loss)	34,300,274	17,840,477	66,606,739	4,556,859
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	6,624,498	3,703,136	11,751,558	316,420
Futures contracts	(81,131)	(74,014)	—	(18,463)
Swaps	65,039	33,056	120,932	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	46,958,625	29,284,562	98,041,216	6,394,108
Futures contracts	(583,966)	(532,439)	—	(133,110)
Swaps	(10,211,541)	(2,622,713)	(19,167,746)	—
Net realized and unrealized gain (loss)	42,771,524	29,791,588	90,745,960	6,558,955
Net increase (decrease) in net assets applicable to common shares from operations	$77,071,798	$47,632,065	$157,352,699	$11,115,814

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	JPC		JPI
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$34,300,274	$72,203,943	$17,840,477	$37,284,869
Net realized gain (loss) from:
Investments and foreign currency	6,624,498	(10,856,687)	3,703,136	(4,553,349)
Futures contracts	(81,131)	(150,472)	(74,014)	(131,654)
Swaps	65,039	1,058,625	33,056	499,227
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	46,958,625	35,636,098	29,284,562	17,542,434
Futures contracts	(583,966)	—	(532,439)	—
Swaps	(10,211,541)	(24,220,305)	(2,622,713)	(7,172,833)
Net increase (decrease) in net assets applicable to common shares from operations	77,071,798	73,671,202	47,632,065	43,468,694
Distributions to Common Shareholders
Dividends	(37,819,713)	(72,875,999)	(18,501,691)	(36,597,335)
Return of capital	—	(2,763,427)	—	(406,048)
Decrease in net assets applicable to common shares from distributions to common shareholders	(37,819,713)	(75,639,426)	(18,501,691)	(37,003,383)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	39,252,085	(1,968,224)	29,130,374	6,465,311
Net assets applicable to common shares at the beginning of period	1,047,925,309	1,049,893,533	561,522,975	555,057,664
Net assets applicable to common shares at the end of period	$1,087,177,394	$1,047,925,309	$590,653,349	$561,522,975

See accompanying notes to financial statements.

	JPS		JPT
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$66,606,739	$133,526,435	$4,556,859	$9,307,947
Net realized gain (loss) from:
Investments and foreign currency	11,751,558	3,420,882	316,420	(2,053,791)
Futures contracts	—	—	(18,463)	(69,157)
Swaps	120,932	1,985,867	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	98,041,216	65,302,095	6,394,108	4,900,089
Futures contracts	—	—	(133,110)	(15,501)
Swaps	(19,167,746)	(45,466,395)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	157,352,699	158,768,884	11,115,814	12,069,587
Distributions to Common Shareholders
Dividends	(68,470,036)	(134,125,759)	(4,858,962)	(9,714,536)
Return of capital	—	(2,824,952)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(68,470,036)	(136,950,711)	(4,858,962)	(9,714,536)
Capital Share Transactions
Common Shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	77,918	29,313
Cost of shares repurchased and retired	—	(281,341)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(281,341)	77,918	29,313
Net increase (decrease) in net assets applicable to common shares	88,882,663	21,536,832	6,334,770	2,384,364
Net assets applicable to common shares at the beginning of period	2,004,446,957	1,982,910,125	165,622,694	163,238,330
Net assets applicable to common shares at the end of period	$2,093,329,620	$2,004,446,957	$171,957,464	$165,622,694

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2020

(Unaudited)

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$77,071,798	$47,632,065	$157,352,699	$11,115,814
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(203,520,049)	(119,924,116)	(219,993,792)	(17,640,749)
Proceeds from sales and maturities of investments	178,767,918	98,329,192	170,061,496	17,483,104
Proceeds from (Purchases of) short-term investments, net	8,364,087	—	(34,048,333)	—
Taxes paid	—	—	—	(144)
Amortization (Accretion) of premiums and discounts, net	2,856,614	971,590	1,235,903	273,896
(Increase) Decrease in:
Receivable for dividends	(120,947)	(28,571)	96,303	(7,125)
Receivable for interest	(1,454,109)	(1,361,502)	(2,595,149)	(164,767)
Receivable for investments sold	(2,291,263)	(2,271,912)	705	982,350
Receivable for reclaims	3,821	15,745	125,369	—
Other assets	31,938	(1,941)	(53,031)	3,740
Increase (Decrease) in:
Payable for investments purchased – regular settlement	3,060,487	3,076,853	—	285,153
Payable for variation margin on futures contracts	93,500	85,250	—	21,313
Accrued interest	(246,453)	(81,682)	(396,191)	(96,862)
Accrued management fees	38,373	36,497	90,805	4,093
Accrued Trustees fees	36,574	5,107	69,845	(1,233)
Accrued other expenses	(626)	800	35,549	(9,946)
Net realized (gain) loss from investments and foreign currency	(6,624,498)	(3,703,136)	(11,751,558)	(316,420)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(46,958,625)	(29,284,562)	(98,041,216)	(6,394,108)
Swaps	10,211,541	2,622,713	19,167,746	—
Net cash provided by (used in) operating activities	19,320,081	(3,881,610)	(18,642,850)	5,538,109
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	5,539,672	(377,713)	—	(662,404)
Proceeds from reverse repurchase agreements	—	—	50,000,000	—
Proceeds from borrowings	22,000,000	25,000,000	55,000,000	—
Cash distributions paid to common shareholders	(37,826,341)	(18,509,212)	(68,470,207)	(4,776,144)
Net cash provided by (used in) financing activities	(10,286,669)	6,113,075	36,529,793	(5,438,548)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	9,033,412	2,231,465	17,886,943	99,561
Cash and cash collateral at brokers at the beginning of period	10,124,732	3,036,515	15,885,879	27
Cash and cash collateral at brokers at the end of period	$19,158,144	$5,267,980	$33,772,822	$99,588

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$8,199,297	$3,760,139	$15,309,554	$678,055
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	—	77,918

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2020(e)	$10.14	$0.33	$0.42	$0.75	$(0.37)	$—	$—	$(0.37)	$—		$10.52	$10.45
2019	10.16	0.70	0.01	0.71	(0.70)	—	(0.03)	(0.73)	—		10.14	9.91
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—		10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—		10.53	10.43
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—	(0.77)	—	*	10.45	9.19

JPI

Year Ended 7/31:
2020(e)	24.67	0.78	1.31	2.09	(0.81)	—	—	(0.81)	—		25.95	26.02
2019	24.39	1.64	0.27	1.91	(1.61)	—	(0.02)	(1.63)	—		24.67	24.27
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—		24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—		24.60	24.59
2015	25.51	1.96	(0.65)	1.31	(1.94)	—	—	(1.94)	—		24.88	22.28

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2020(e)	$477,000	$3,279
2019	455,000	3,303
2018	437,000	3,403
2017	540,000	3,079
2016	404,100	3,526
2015	404,100	3,506

JPI

Year Ended 7/31:
2020(e)	235,000	3,513
2019	210,000	3,674
2018	225,000	3,467
2017	225,000	3,627
2016	225,000	3,488
2015	225,000	3,516

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.49%	9.29%	$1,087,177	2.82	%**	6.43	%**	11%
7.48	13.52	1,047,925	3.04		7.10		23
0.57	(3.76)	1,049,894	2.59		7.19		29
11.16	9.73	1,122,751	1.92		6.82		32
9.01	23.47	1,020,717	1.73		7.58		17
5.36	6.76	1,012,766	1.63		7.55		44

8.61	10.73	590,653	2.61	**	6.19	**	12
8.29	12.79	561,523	2.72		6.90		27
0.37	(1.40)	555,058	2.22		6.56		26
13.62	10.29	591,018	1.93		7.04		19
7.96	20.97	559,722	1.77		7.73		23
5.30	4.83	566,137	1.66		7.80		26

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2020(e)	1.50	%**
2019	1.73
2018	1.29
2017	0.70
2016	0.50
2015	0.41

JPI

Year Ended 7/31:
2020(e)	1.28	**
2019	1.43
2018	0.97
2017	0.67
2016	0.50
2015	0.41

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2020(h)	$9.84	$0.33	$0.44	$0.77	$(0.34)	$—	$—	$(0.34)	$—		$—	$10.27	$10.20
2019	9.73	0.66	0.12	0.78	(0.66)	—	(0.01)	(0.67)	—	**	—	9.84	9.79
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—		—	9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—		—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—		—	9.67	9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		—	9.75	9.08

JPT

Year Ended 7/31:
2020(h)	24.24	0.67	0.96	1.63	(0.71)	—	—	(0.71)	—		—	25.16	25.01
2019	23.89	1.36	0.41	1.77	(1.42)	—	—	(1.42)	—		—	24.24	23.90
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—		—	23.89	23.17
2017(e)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—		(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2020(h)	$908,300	$3,305
2019	853,300	3,349
2018	845,300	3,346
2017	845,300	3,506
2016	945,000	3,086
2015	465,800	3,521

JPT

Year Ended 7/31:
2020(h)	42,500	5,046
2019	42,500	4,897
2018	42,500	4,841
2017(e)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

7.91%	7.74%	$2,093,330	2.75	%*	6.50	%*	N/A		N/A		5%
8.53	18.01	2,004,447	3.02		6.91		N/A		N/A		16
0.66	(6.43)	1,982,910	2.48		6.77		N/A		N/A		13
15.83	15.50	2,118,545	2.03		7.18		N/A		N/A		13
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(g)	6.92	(g)	8

6.82	7.70	171,957	1.86	*	5.39	*	N/A		N/A		8
7.76	9.78	165,623	2.00		5.83		N/A		N/A		26
(0.84)	(2.36)	163,238	1.77		5.82		N/A		N/A		28
6.69	3.54	174,791	1.61	*	5.73	*	N/A		N/A		22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2020(h)	1.46	%*
2019	1.73
2018	1.22
2017	0.77
2016	0.50
2015	0.40

JPT

Year Ended 7/31:
2020(h)	0.69	*
2019	0.83
2018	0.60
2017(e)	0.42	*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(g)

During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.

(h)	For the six months ended January 31, 2020.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is January 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Funds invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$126,962,303	7.5%
France	71,683,511	4.2
Switzerland	69,226,453	4.1
Canada	43,216,619	2.5
Spain	35,485,724	2.1
Australia	29,473,437	1.7
Netherlands	24,783,154	1.5
Ireland	17,308,939	1.0
Italy	14,961,613	0.9
Other	25,546,972	1.5
Total non-U.S. securities	$458,648,725	27.0%

JPI
Country:
United Kingdom	$98,190,575	11.1%
France	65,245,636	7.4
Switzerland	64,334,201	7.3
Spain	34,657,359	3.9
Australia	27,173,402	3.1
Netherlands	18,606,329	2.1
Ireland	15,998,340	1.8
Italy	13,833,716	1.6
Canada	12,611,711	1.4
Other	12,525,848	1.5
Total non-U.S. securities	$363,177,117	41.2%

Notes to Financial Statements (continued)

(Unaudited)

JPS	Value	% of Total Investments
Country:
United Kingdom	$663,831,682	20.2%
France	348,072,902	10.6
Switzerland	238,361,951	7.2
Canada	93,861,935	2.9
Finland	88,186,344	2.7
Australia	84,128,739	2.6
Netherlands	53,896,020	1.6
Sweden	39,964,955	1.2
Norway	31,251,375	1.0
Other	109,750,297	3.3
Total non-U.S. securities	$1,751,306,200	53.3%

JPT
Country:
United Kingdom	$11,520,984	5.4%
Australia	9,063,364	4.2
Canada	5,720,669	2.7
France	5,196,581	2.4
Ireland	4,678,026	2.2
Germany	3,566,469	1.7
Japan	2,523,928	1.2
Bermuda	924,462	0.4
Netherlands	863,078	0.4
Other	681,750	0.3
Total non-U.S. securities	$44,739,311	20.9%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recorded on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage, Rehypothecation.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of August 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased for JPC, JPI, JPS and JPT by $11,233,471, $3,608,742, $30,054,671 and $1,879,360, respectively. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities is recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV’s on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a

Notes to Financial Statements (continued)

(Unaudited)

foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$829,559,731		$—	$829,559,731
$25 Par (or similar) Retail Preferred	409,351,634	71,367,122	**	—	480,718,756
Contingent Capital Securities	—	291,830,213		—	291,830,213
Corporate Bonds	—	50,817,788		—	50,817,788
Convertible Preferred Securities	34,303,016	—		—	34,303,016
Common Stocks	3,463,539	—		—	3,463,539

Short-Term Investments:
Repurchase Agreements	—	9,945,351		—	9,945,351

Investments in Derivatives:
Interest Rate Swaps***	—	(20,521,352)		—	(20,521,352)
Futures Contracts***	(583,966)	—		—	(583,966)
Total	$446,534,223	$1,232,998,853		$—	$1,679,533,076

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$410,674,999		$—	$410,674,999
Contingent Capital Securities	—	270,092,844		—	270,092,844
$25 Par (or similar) Retail Preferred	141,902,801	58,953,902	**	—	200,856,703

Investments in Derivatives:
Interest Rate Swaps***	—	(5,595,609)		—	(5,595,609)
Futures Contracts***	(532,439)	—		—	(532,439)
Total	$141,370,362	$734,126,136		$—	$875,496,498

JPS
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,495,662,600		$—	$1,495,662,600
Contingent Capital Securities	—	1,300,551,974		—	1,300,551,974
$25 Par (or similar) Retail Preferred	302,444,875	68,103,913	**	—	370,548,788
Investment Companies	26,582,071	—		—	26,582,071
Convertible Preferred Securities	19,535,878	—		—	19,535,878
Corporate Bonds	—	18,223,128		—	18,223,128

Short-Term Investments:
Repurchase Agreements	—	57,092,377		—	57,092,377

Investments in Derivatives:
Interest Rate Swaps***	—	(38,517,503)		—	(38,517,503)
Total	$348,562,824	$2,901,116,489		$—	$3,249,679,313

JPT	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$150,757,833		$—	$150,757,833
$25 Par (or similar) Retail Preferred	49,648,771	13,159,998	**	—	62,808,769

Investments in Derivatives:
Futures Contracts***	(133,110)	—		—	(133,110)
Total	$49,515,661	$163,917,831		$—	$213,433,492
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$9,945,351	$(9,945,351)	$—
JPS	Fixed Income Clearing Corporation	57,092,377	(57,092,377)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$203,520,049	$119,924,116	$219,993,792	$17,640,749
Sales and maturities	178,767,918	98,329,192	170,061,496	17,483,104

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value

Notes to Financial Statements (continued)

(Unaudited)

recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	$11,742,178	$10,706,104	$2,676,526
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	($583,966)
JPI
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	($532,439)
JPT
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	($133,110)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$(81,131)	$(583,966)
JPI	Interest rate	Futures contracts	(74,014)	(532,439)
JPT	Interest rate	Futures contracts	(18,463)	(133,110)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to use forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$325,500,000	$157,000,000	$611,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(20,521,352)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(5,595,609)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(38,517,503)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$—	$(20,521,352)	$(20,521,352)	$18,838,147	$1,683,205
JPI	Morgan Stanley Capital Services LLC	—	(5,595,609)	(5,595,609)	4,977,983	617,626
JPS	Morgan Stanley Capital Services LLC	—	(38,517,503)	(38,517,503)	35,354,346	3,163,157
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$65,039	$(10,211,541)
JPI	Interest rate	Swaps	33,056	(2,622,713)
JPS	Interest rate	Swaps	120,932	(19,167,746)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPS		JPT
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	3,156	1,221
Repurchased and retired	—	(38,000)	—	—

Weighted average common share:
Price per share repurchased and retired	$—	$7.38	$—	$—
Discount per share repurchased and retired	—%	17.59%	—%	—%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,598,557,008	$816,813,559	$3,005,780,947	$205,475,099
Gross unrealized:
Appreciation	$110,188,948	$66,021,837	$283,560,865	$10,840,611
Depreciation	(29,212,880)	(7,338,898)	(39,662,499)	(2,882,218)
Net unrealized appreciation (depreciation) of investments	$80,976,068	$58,682,939	$243,898,366	$7,958,393

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, federal taxes paid and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2019, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds’ last tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$—	$570,768
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2019 and paid on August 1, 2019. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$72,875,999	$36,597,335	$134,127,887	$9,714,392
Distributions from net long-term capital gains	—	—	—	—
Return of capital	2,763,427	406,048	2,824,952	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JPC[3]	JPI	JPT
Not subject to expiration:
Short-term	$16,618,703	$3,167,279	$1,087,615
Long-term	8,594,354	2,939,903	2,447,575
Total	$25,213,057	$6,107,182	$3,535,190

[3]	A portion of JPC’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Notes to Financial Statements (continued)

(Unaudited)

As of July 31, 2019, the Funds’ last tax year end, $10,012,042 of JPS’s capital loss carryforward expired.

During the Funds’ last tax year ended July 31, 2019, JPS utilized $684,331 of its capital loss carryforward.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $38,563.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into the funds advised by an affiliate of the Adviser during the 2019 calendar year. As of January 31, 2020, the complex-level fee rate for each Fund was 0.1556%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$485,000,000	$235,000,000	$910,000,000	$45,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$477,000,000	$235,000,000	$908,300,000	$42,500,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% (0.70% prior to December 31, 2019) per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. During the current fiscal period, JPC and JPS incurred a 0.10% amendment fee on the increase in their respective maximum commitment amounts. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$465,315,217	$218,804,348	$859,876,087	$42,500,000
Average annual interest rate	2.58%	2.58%	2.58%	2.65%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$401,486,021	$216,188,387	$754,517,686

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$155,639	$51,308	$154,081

Reverse Repurchase Agreements

During the current fiscal period, JPC, JPI and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

(Unaudited)

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.70%	$(135,000,000)	N/A	$(135,000,000)	$135,282,997
JPI	BNP Paribas	1-Month LIBOR plus 0.70%	(60,000,000)	N/A	(60,000,000)	60,125,776
JPS	BNP Paribas	1-Month LIBOR plus 0.70%	(310,000,000)	N/A	(310,000,000)	310,619,414
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPI	JPS
Average daily balance outstanding	$135,000,000	$60,000,000	$265,978,261
Weighted average interest rate	2.58%	2.58%	2.58%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to counterparty***	Net Exposure
JPC	BNP Paribas	$(135,282,997)	$135,282,997	$—
JPI	BNP Paribas	(60,125,776)	60,125,776	—
JPS	BNP Paribas	(310,619,414)	310,619,414	—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During March 2020, JPC decreased the outstanding balance on its Borrowings to $306,310,000.

During March 2020, JPI decreased the outstanding balance on its Borrowings to $155,700,000.

During March 2020, JPS decreased the outstanding balance on its Borrowings to $575,300,000.

During February and March 2020, JPT amended its borrowings and increased the maximum commitment amount and decreased the outstanding balance on its Borrowings to $47,000,000 and $27,300,000, respectively. All other terms of the Borrowings remained unchanged.

Reverse Repurchase Agreements

During March 2020, JPC decreased the outstanding balance on its reverse repurchase agreement to $50,000,000.

During March 2020, JPI decreased the outstanding balance on its reverse repurchase agreement to $30,000,000.

During March 2020, JPS decreased the outstanding balance on its reverse repurchase agreement to $193,000,000.

Other Matters

The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.

Additional Fund Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE BofA Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofA Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofA U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Glossary of Terms Used in this Report (continued)

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JPC Blended Benchmark: A blended return consisting of: 1) 50% ICE BofA Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofA Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofA Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark: A blended return consisting of: 1) 40% of the ICE BofA Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Negative Convexity Risk: A characteristic of callable or pre-payable securities that causes investors to have their principal returned sooner than expected in a declining interest rate environment or later than expected in a rising interest rate environment. In the former scenario, investors may have to reinvest their funds at lower rates (“call risk”); in the latter, they may miss an opportunity to earn higher rates (“extension risk”). The word “convexity” refers to the convex shape of the curve that portrays the security’s price as a function of different yields.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-B-0120D 1108023-INV-B-03/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income 2022 Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: April 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: April 6, 2020